OFI Tremont Core Strategies Hedge Fund

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Prospectus dated July 29, 2008

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OFI Tremont Core Strategies Hedge Fund seeks to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies. This investment process is often referred to as a multi-manager or "hedge fund of funds"
approach. OppenheimerFunds, Inc. (the "Adviser") is the Fund's investment adviser. Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the
Adviser, is the Fund's sub-adviser.

         Investing in the Fund's shares of beneficial interest ("shares")
involves a high degree of risk. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment. See "MAIN RISKS OF INVESTING IN
THE FUND" beginning on page 10.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information
("SAI") dated July 29, 2008, has been filed with the Securities and Exchange
Commission. The SAI, the Fund's annual and semi-annual reports and certain other documents are available upon request and without charge by writing the Fund at
P.O. Box 5270, Denver, Colorado 80217-5270, by calling 800.858.9826, or by requesting these documents through the OppenheimerFunds website at
www.oppenheimerfunds.com. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 35 of this prospectus. The SAI, and other information about the Fund, is also available on the Securities and Exchange Commission's website
(http://www.sec.gov). The address of the Securities and Exchange Commission's website is provided solely for the information of prospective investors and is not intended to be an active link.

OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.
Shares are being offered through the Distributor and other brokers and dealers that have entered into selling agreements with the Distributor. The minimum initial investment in the Fund by any investor is $500,000 and the minimum additional investment in the Fund by any investor is $100,000. The Fund may modify these minimums from time to time. Shares will be sold only to "Qualified
Investors" that are exempt from federal income tax. See "Investor
Qualifications." The public offering price for the shares is equal to the "net asset value" per share, which is the value of the Fund's assets less its liabilities, divided by the number of then issued and outstanding shares. All investor funds for the sale of shares pending acceptance by the Fund, will be deposited in an interest bearing escrow account maintained at Citibank, N.A., as escrow agent, for the benefit of investors. The Adviser may pay, out of its own assets to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"), an amount not to exceed
0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders. (See "Investor Servicing Arrangements.")

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank or other insured depository institution, and is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board
or any other government agency.

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                   OppenheimerFunds Distributor, Inc.

A B O U T   T H E   F U N D

A B O U T   Y O U R   A C C O U N T

A B O U T  T H E  F U N D

                          FEES AND EXPENSES OF THE FUND

The following tables are provided to help you understand the fees and expenses you may bear directly (shareholder transaction expenses) or indirectly (annual fund operating expenses) if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, and other services. All shareholders therefore pay those expenses indirectly. You may also pay an Early Repurchase Fee if your shares are repurchased by the Fund less than one year after the date of your initial investment. The numbers below are based on the Fund's expenses during its fiscal year ended March 31, 2008.

Shareholder Transaction Expenses

                    ------------------------------------------------------ ---------------
                                                                               Shares
                    ------------------------------------------------------ ---------------
                    ------------------------------------------------------ ---------------
                    Sales Charge (Load) on purchases                            None
                    -----------------------------------------------------
                    (as % of offering price)
                    ------------------------------------------------------ ---------------
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                    Dividend Reinvestment Fees                                  None
                    ------------------------------------------------------ ---------------
                    ------------------------------------------------------ ---------------
                    Early Repurchase Fee (as percentage of value of            1.00%
                    shares repurchased) (applies to repurchases less
                    than one year after date of initial investment)
                    ------------------------------------------------------ ---------------

Annual Fund Operating Expenses (deducted from Fund assets):
(computed  at  the  annual  rate  indicated  of  the  aggregate   value  of
outstanding shares determined as of the last day of the month)

     Advisory Fees......................................................................   1.50%(1)((6))
     Administration Fee.................................................................   0.15%(2)
     Interest Payments on Borrowed Funds................................................   0.03%(3)
     Other expenses.....................................................................   0.12%((4))
     Acquired Fund Fees and Expenses ...................................................  10.96%((5))
     Total Annual Operating Expenses....................................................  12.76%
     Fee Waiver and Expense Reimbursement...............................................   0.30% (6)
     Net Expenses.......................................................................  12.46% (6)

EXAMPLES. The following examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you keep your shares. The second example assumes that your shares are repurchased by the Fund at the end of those periods. Both examples also assume that your investment has a 5% return each year and that operating expenses remain the same as the expenses in the Annual
Fund Operating Expense table above. Based on these assumptions your expenses would be as follows:

---------------------------------- --------------------- -------------------- -------------------- --------------------
Assuming you do not tender
shares for repurchase by the              1 Year               3 Years              5 Years             10 Years
Fund:
---------------------------------- --------------------- -------------------- -------------------- --------------------
---------------------------------- --------------------- -------------------- -------------------- --------------------
                                           $128                 $355                 $550                 $924
---------------------------------- --------------------- -------------------- -------------------- --------------------

---------------------------------- --------------------- -------------------- -------------------- --------------------
Assuming you tender your shares
for repurchase by the Fund:               1 Year               3 Years              5 Years             10 Years
---------------------------------- --------------------- -------------------- -------------------- --------------------
---------------------------------- --------------------- -------------------- -------------------- --------------------
                                           $137                 $355                 $550                 $924
---------------------------------- --------------------- -------------------- -------------------- --------------------

The following additional examples assume that you invest $500,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

                  The first example assumes that you keep your shares. The
second example assumes that your shares are repurchased by the Fund at the end of those periods. Both examples also assume that your investment has a 5% return each year and operating expenses remain the same as the expenses in the Annual
Fund Operating Expense table above. Based on these assumptions your expenses would be as follows:

--------------------------------------- ---------------- -------------------- -------------------- --------------------
Assuming you do not tender shares for
repurchase by the Fund:                     1 Year             3 Years              5 Years             10 Years
--------------------------------------- ---------------- -------------------- -------------------- --------------------
--------------------------------------- ---------------- -------------------- -------------------- --------------------
                                            $63,858           $177,637             $275,073             $461,752
--------------------------------------- ---------------- -------------------- -------------------- --------------------

--------------------------------------- ---------------- -------------------- -------------------- --------------------
Assuming you tender your shares for
repurchase by the Fund:                     1 Year             3 Years              5 Years             10 Years
--------------------------------------- ---------------- -------------------- -------------------- --------------------
--------------------------------------- ---------------- -------------------- -------------------- --------------------
                                            $73,112           $177,637             $275,073             $461,752
--------------------------------------- ---------------- -------------------- -------------------- --------------------

The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

     1.  Effective  May 1, 2004,  the  Adviser  agreed to waive a portion of its advisory fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25% of the aggregate value of outstanding  shares determined as of the  last  day  of  the  month  (before  any  repurchases  of  shares).  That undertaking may be amended or withdrawn at any time.

     2.  Under  the terms of an  administration  agreement  with the  Fund,  the
Adviser will provide  certain  administrative  services to the Fund,  including, among  others,  assisting  in the  review  of  investor  applications,  handling
shareholder  inquiries,  and  preparing  various  reports,   communications  and
regulatory  filings  of the Fund.  In  consideration  for  those  administrative services,  the Fund will pay the  Adviser a monthly  fee  computed at the annual rate of 0.15% of the aggregate value of outstanding  shares determined as of the last day of each calendar month (the "Administration Fee"). Related to this, the
Fund, the Adviser (in its capacity as  administrator)  and the Sub-Adviser  have entered into a sub-administration  agreement,  pursuant to which the Adviser may delegate some or all of the administrative  responsibilities to the Sub-Adviser.
The  Adviser,  in its  capacity  as  administrator  of the  Fund,  will  pay the
Sub-Adviser,  in  its  capacity  as  sub-administrator,   some  or  all  of  the
Administration Fee. See "Administrative Services," below.

     3. Interest  Payments on Borrowed Funds during the Fund's fiscal year ended
March 31 2008 were 0.03%.  Effective  March 31,  2008,  the Fund  entered into a
Credit  Agreement  which  enables it to  participate  in a committed,  unsecured credit facility.  Interest is charged to the Fund, based on its borrowings.  The
Fund also pays an annual commitment fee on the average  unutilized amount of the credit facility.

     4. "Other Expenses" consist of transfer agent fees, custodial expenses, and accounting and legal expenses, among others.

     5. The "Acquired  Fund Fees and  Expenses" are the expenses that  investors indirectly bear at the Underlying Fund level.  These expenses  generally  reduce the net return of the applicable Underlying Fund and are not paid by the Fund or its  shareholders  directly.  These  "Acquired  Fund Fees and Expenses"  consist mainly of the management fees, including performance-based  management fees, and the interest  expenses paid by the Underlying  Funds. The annual management fees of  the  Underlying  Funds  range  from  1.0%  to  2.0%  of  net  assets  plus a performance-based fee ranging from 10% to 25% on any net profits earned by those funds. Many of the Underlying Funds borrow money for investment purposes as part of their  portfolio  strategy.  The  interest  expenses  associated  with  those
borrowings   are  also  included  in  the  "Acquired  Fund  Fees  and  Expenses"
calculation.  The calculation  does not include any reduction for the Underlying
Funds' earnings on their investment of those borrowings,  however.  The expenses of the  Underlying  Funds  may  vary  in  future  years.  Underlying  Funds  and
Underlying  Fund  Managers are explained  under "A BRIEF  OVERVIEW OF THE FUND -
What Does the Fund Invest in?"

     6. The "Net  Expenses" in the table are based on, among other  things,  the contractual  undertaking  by the  Adviser  to limit the Fund's  total  expenses, excluding Underlying Fund Fees and Expenses,  to not more than an annual rate of
1.50% of average monthly net assets.  That  contractual  undertaking took effect
March 31,  2008.  Prior to that date,  that  limitation  on total  expenses  was voluntary.  See "How the Fund is Managed -  Advisory  Fees" for  details.  After giving effect to the expense limitation  undertaking  "Advisory Fees" were 1.20%
as a percentage of average monthly net assets.

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Financial Highlights
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The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions) during the period. The Board has appointed KPMG LLP to serve as the Fund's Independent
Registered Public Accounting Firm for fiscal years ended 2008 and 2007. The financial highlights information for periods prior to 2007 has been audited by the Fund's previous Independent Registered Public Accounting Firm. The Fund's
financial statements, including the report of KPMG LLP, are included in the
Statement of Additional Information, which is available on request.

------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
Year Ended March 31                   2008                2007                2006                2005                2004
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
Per Share Operating Data                  $965.60           $1,086.41           $1,008.24           $1,037.32            $1,021.95

Net asset value, beginning of
period
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
Income (loss) from investment operations:
Net investment loss(1)                    (12.55)             (13.66)             (14.22)             (15.58)              (17.82)
Net realized and unrealized                 44.90              124.45              115.14               52.77               82.47
                                            -----              ------  --------    ------  ----------   -----  ------------ -----
gain                                        32.35              110.79              100.92
Total income from investment                                                                            37.19              64.65
operations
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------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment
income
Distributions from net                    (61.61)            (152.20)                  __             (13.05)               (7.16)
realized gain
Tax returns of capital                    (53.04)             (24.11)             (22.75)             (16.41)              (12.66)
distributions
Total dividends and/or                    (53.68)             (55.29)                  __             (36.81)             (29.46)
                                --------- -------  ---------  -------                      --------   -------  ---------- -------
distributions to shareholders
                                         (168.33)            (231.60)             (22.75)             (66.27)              (49.28)

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Net asset value, end of period            $829.62             $965.60           $1,086.41           $1,008.24            $1,037.32
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
Total Return, at Net Asset                  0.18%               8.54%              10.12%               3.27%                6.22%
Value(2)
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------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
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Ratios/Supplemental Data

Net assets, end of period (in
thousands)                               $185,929            $193,165            $208,577            $240,069             $105,484
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
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Ratios to average net
assets:(3)                                (1.34)%             (1.28)%             (1.35)%             (1.45)%              (1.71)%
Net investment loss                         1.80%               1.78%             (1.82)%               1.78%              1.89%
Total expenses                              1.50%               1.48%               1.45%               1.48%               1.75%
Expenses, net of waiver of
expenses by the Adviser
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
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Portfolio turnover rate(4)                    55%                 12%                 42%                 48%                  38%
------------------------------- ------------------ ------------------- ------------------- ------------------- --------------------
1. Based on average shares outstanding during each period.
2. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Underlying Funds.
4. Represents the lesser of purchases or sales of investments in Underlying Funds divided by the average fair value of investments in Underlying Funds.

                          A BRIEF OVERVIEW OF THE FUND

         This section summarizes information that is discussed in more detail later in this prospectus. You should carefully read the more detailed information. For a detailed discussion of risks of investing in the Fund, please refer to "Main Risks of Investing in the Fund," on page 10.

What is the Fund? The Fund is a closed-end, management investment company, organized as a Massachusetts business trust on May 24, 2002. The Fund is non-diversified. That means that under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund is not limited in the amount of its assets that it may invest in any single issuer of securities. However, the
Fund intends to diversify its assets to the extent required under the Internal
Revenue Code so that it can qualify as a "regulated investment company" for federal tax purposes.
See "Dividends, Capital Gains and Taxes."

What is the Fund's Investment Objective? The Fund seeks to generate consistently absolute returns over various market cycles.

What does the Fund Invest In? The Fund seeks to achieve its investment objective by allocating its assets for investment among a select group of alternative asset managers ("Underlying Fund Managers") employing a wide range of specialized investment strategies. It will actively allocate its assets among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Sub-Adviser is primarily responsible for selecting the Underlying Fund Managers and determining the portion of the Fund's assets to be allocated to each Underlying Fund Manager, subject to the general supervision of the Adviser and the Fund's board of trustees (the "Board" or "Trustees"). The Fund will implement these allocation decisions by investing primarily in private investment partnerships and similar investment vehicles that are managed by Underlying Fund Managers ("Underlying
Funds").

Underlying Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Underlying Fund Managers. In addition, the Fund may on occasion retain one or more Underlying Fund Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which an Underlying Fund Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner ("Affiliated Underlying Funds"). Any arrangement in which the
Fund retains an Underlying Fund Manager to manage an account or investment vehicle for the Fund is referred to as a "Segregated Account."

The investment programs of the Underlying Fund Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Distressed investments entail a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities, and the issuer's low creditworthiness may increase the potential for its insolvency. Although some
Underlying Fund Managers may pursue strategies that historically have exhibited low correlation to traditional equity markets, other Underlying Fund Managers may pursue directional strategies. In allocating the Fund's assets among
Underlying Fund Managers that pursue directional strategies, the Sub-Adviser will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions. Many of the investment programs of Underlying Fund Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Underlying Fund Managers' use of these techniques will be an integral part of their investment programs, and will involve significant risks to the Fund.

The investment strategies of the Underlying Fund Managers may include, among others:

o        long/short equity;

o        equity hedging and arbitrage;

o        fixed income hedging and arbitrage;

o        currency hedging and arbitrage;

o        index arbitrage;

o        interest rate arbitrage;

o        merger arbitrage;

o        convertible bond and warrant hedging;

o        statistical long/short equity strategies;

o        pairs trading;

o        event driven; and

o        distressed issuer investing.

Underlying Fund Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Underlying Fund Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

What are the Main Risks of Investing in the Fund? The Fund is subject to a number of investment risks, described in "Main Risks of Investing in the Fund,"
below. In addition, shares of the Fund are subject to substantial restrictions on transfer and have limited liquidity. As a result, you may not be able to sell your Fund shares when you want to (for example, in times of adverse market conditions) in order to realize any unrealized gains or losses on your Fund shares. You should consider an investment in the Fund to be illiquid.

The Fund is a non-diversified fund and invests in Underlying Funds that may not have diversified investment portfolios. Investors will bear fees and expenses at the Fund level and also indirectly at the Underlying Fund or Segregated Account level. Fees and expenses of the Underlying Funds are generally duplicative of the types of fees and expenses assessed by the Fund. Underlying Funds generally will not be registered as investment companies under the Investment Company Act.
The Sub-Adviser may have little or no means of independently verifying with certainty information provided by Underlying Fund Managers. The Fund may receive securities that are illiquid or difficult to value in connection with withdrawals and distributions from Underlying Funds.

In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Underlying Fund Manager will be successful, that the various Underlying
Fund Managers selected will produce positive returns or that the Fund will achieve its investment objective.

Who is the Fund Designed For? The Fund is designed for investors that are exempt from federal income tax that seek consistently absolute returns over various market cycles. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Underlying Fund Managers and invests in Underlying Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks.
Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund and risks relating to the limited liquidity of shares.

Prospective investors should consider the risks and other factors described below in determining whether an investment in the Fund is a suitable investment.
However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

How Can an Investor Buy Shares? The Distributor acts as the distributor of the
Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund.
Investors may purchase shares directly through the Distributor. Alternatively, shares may be purchased through brokers or dealers that have entered into selling agreements with the Distributor. The Distributor is an affiliate of the
Adviser and the Sub-Adviser.

Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Share certificates are not available for shares of the Fund.

All investor funds for the purchase of shares will be deposited promptly in an escrow account maintained by Citibank, N.A., as escrow agent, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date shares are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire. If payment is not timely received, the investment will be made at the beginning of the following month, provided that the investor certification described below has been received by the Distributor.

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a
Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Fund's Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in Appendix
A of this prospectus. An investor's certification must be received by the
Distributor, along with its payment as described above, otherwise an investor's order will not be accepted. If the investor's order is rejected, all monies submitted by the investor for the purchase of shares will be promptly refunded to the investor.

How Do the Fund's Repurchase Offers Provide Liquidity? The Fund from time to time will offer to repurchase outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Trustees in their sole discretion, subject to certain regulatory requirements imposed by the rules of the Securities and Exchange
Commission, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. A redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholders' initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

In determining whether the Fund should repurchase shares pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares, as of the last business day of March, June, September and December of each year.

Who Manages the Fund? OppenheimerFunds, Inc. (the "Adviser") is the Fund's
investment adviser. Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, is the Fund's sub-adviser. The Sub-Adviser provides day-to-day investment management services to the Fund, including the selection of
Underlying Fund Managers.

                       MAIN RISKS OF INVESTING IN THE FUND

         All investments carry risks to some degree. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Underlying Fund Managers and invests in Underlying Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of shares.

INVESTMENT-RELATED RISKS

General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Underlying Funds and Segregated Accounts.
Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which an
Underlying Fund's or Segregated Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Underlying Funds and Segregated
Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Underlying Fund Managers' styles of investing:

         Equity Securities. Underlying Fund Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Fund Managers also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under "Non-U.S. Investments," below. Issuers of un-sponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.
Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Fixed-Income Securities. The value of fixed-income securities in which
Underlying Funds and Segregated Accounts invest will change in response to fluctuations in interest rates. For fixed-rate debt securities, when prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

         Non-U.S. Investments. It is expected that Underlying Funds and
Segregated Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations;
fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds;
expropriation or nationalization of a company's assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the U.S.
or abroad; or other political and economic factors.

         Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

         From time to time, the Fund may invest in non-U.S. Hedge Funds which have similar risks (as described above) to investing in securities of non-U.S.
companies and countries.

         Illiquid Portfolio Investments. Underlying Funds and Segregated
Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Underlying Fund or Segregated Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Underlying Fund Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Underlying Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Underlying
Fund's or Segregated Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Underlying Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio.
Special risks may apply to instruments that are invested in by Underlying Funds or Segregated Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Underlying Funds or
Segregated Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

         Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security's price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

         Hedging Transactions. The Underlying Fund Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Underlying Fund Managers to hedge against a change or event at a price sufficient to protect an Underlying Fund's or Segregated Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Underlying
Fund Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Underlying Fund Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the
Underlying Fund Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Underlying Fund Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

         Counterparty Credit Risk. Many of the markets in which the Underlying
Funds or Segregated Accounts effect their transactions are "over-the-counter" or
"inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of
"exchange based" markets. To the extent an Underlying Fund or Segregated Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.
These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Underlying Fund or Segregated Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the
Underlying Fund or Segregated Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund or Segregated
Account has concentrated its transactions with a single or small group of counterparties. Underlying Funds and Segregated Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Sub-Adviser, with the intent to diversify, intends to monitor counterparty credit exposure of
Underlying Funds and Segregated Accounts. The ability of Underlying Funds and
Segregated Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties'
financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

         Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Underlying Funds generally are also permitted to borrow money. The Fund, Underlying Funds and Segregated Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Underlying Funds and Segregated Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well.
Any event that adversely affects the value of an investment, either directly or indirectly, by an Underlying Fund or Segregated Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Underlying Fund Managers or Underlying Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

         In general, the anticipated use of short-term margin borrowings by
Underlying Funds and Segregated Accounts results in certain additional risks.
For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Underlying Funds or
Segregated Accounts have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then the
Underlying Funds or Segregated Accounts could be subject to a "margin call,"
pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Underlying Fund or Segregated Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Short Selling. The Underlying Fund Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

         Underlying Funds and Segregated Accounts may also affect short sales
"against the box." These transactions involve selling short securities that are owned (or that an Underlying Fund or Segregated Account has the right to obtain). When an Underlying Fund or Segregated Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.
Underlying Funds and Segregated Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

         Lack of Operating History. Certain Underlying Funds may be newly formed entities that have no operating histories. In such cases, the Sub-Adviser will have evaluated the past investment performance of Underlying Fund Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Underlying Fund managed by an
Underlying Fund Manager. Although the Sub-Adviser, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Sub-Adviser's assessments of Underlying Fund
Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

         Non-Diversified Status. The Fund is "non-diversified" under the
Investment Company Act. That means that the Fund can invest in the securities of a single issuer without limit. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a
"diversified" fund. Also there are no requirements under the Investment Company
Act that the investments of Underlying Funds be diversified. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). Under that requirement, the Fund may not invest more than
25% of its assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults. To address this risk, not more than 10%
of the Fund's net assets will be allocated to any one Underlying Fund Manager.

         Industry Concentration Risk. Although the Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S.
Government securities) of issuers engaged in a single industry, Underlying Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Underlying Funds are not subject to the
Fund's other investment policies and restrictions.

         The Fund will not invest in an Underlying Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Underlying Funds that, in the aggregate, have investment programs that focus on investing in any single industry. Nevertheless, it is possible that, at any given time, the assets of Underlying Funds in which the Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. The Fund does not believe that this situation is likely to occur given the nature of its investment program.
However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Underlying Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.
Underlying Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the
Fund and the Sub-Adviser may not be able to determine at any given time whether or the extent to which Underlying Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

         If the Fund engages an Underlying Fund Manager to manage a Segregated
Account or a separate investment vehicle has been created in which an Underlying
Fund Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner (an "Affiliated Underlying Fund"), then the Fund shall be required to look through to the assets of such Segregated Account and/or
Affiliated Underlying Fund in determining compliance with the industry concentration policy.

         Limited Liquidity; In-Kind Distributions. An investment in the Fund provides limited liquidity since shareholders will not be able to redeem shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

         Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and the Sub-Adviser intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

         If a shareholder tenders all shares (or a portion of its shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, the value of shares that are tendered by shareholders generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A shareholder will thus continue to bear investment risk after shares are tendered for repurchase and until the date as of which the shares are valued for purposes of repurchase. In addition, a redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial investment in the Fund.

         The Fund expects to distribute cash to the holders of shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for shares that are being repurchased, especially if
Underlying Funds limit redemptions by investors such as the Fund. In addition, the Fund may not be able to liquidate investments at favorable prices to pay for repurchased shares. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, shareholders may receive in-kind distributions of investments from the Fund's portfolio, either the Fund's interests in Underlying Funds or securities held by the Underlying Funds (valued in accordance with the Fund's valuation policies) in connection with the repurchase of shares by the Fund. Any such distributions will be made on the same basis to all shareholders in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale, such as the Fund's interests in Underlying Funds or certain securities owned by Underlying Funds. Shareholders receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, shareholders may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or not without substantial delay due to the requirements under the federal securities laws prohibiting the sale of securities unless properly registered under the
Securities Act of 1933 or otherwise permitted pursuant to an exemption thereunder. Any such distributions will be made on the same basis to all
Shareholders in connection with any particular repurchase offer. For these various reasons, an investment in the shares is suitable only for sophisticated investors. See "Repurchases of Shares and Transfers."

         Conflicts of Interest. The Adviser, the Sub-Adviser and their affiliates, as well as many of the Underlying Fund Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Underlying Funds. In addition, investment professionals associated with the Adviser, the Sub-Adviser or Underlying Fund Managers may carry on investment activities for their own accounts and the accounts of family members
(collectively with other accounts managed by the Adviser, the Sub-Adviser and their affiliates, "Other Accounts"). As a result of the foregoing, the Adviser, the Sub-Adviser and Underlying Fund Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other
Accounts. Underlying Fund Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

         However, it is the policy of the Sub-Adviser, and generally also the policy of the Underlying Fund Managers, that investment decisions for the Fund,
Segregated Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and
Underlying Funds.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

         Underlying Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Underlying Funds. The Fund from time to time, may also invest in non-U.S. Hedge Funds that also are not registered under the
Investment Company Act. Investing in non-U.S. Hedge Funds have similar risks to investing in securities of non-U.S. companies and countries. Although the
Sub-Adviser expects to receive detailed information from each Underlying Fund
Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Sub-Adviser has little or no means of independently verifying this information. An Underlying Fund Manager may use proprietary investment strategies that are not fully disclosed to the
Sub-Adviser, which may involve risks under some market conditions that are not anticipated by the Sub-Adviser. In addition, many Underlying Fund Managers will not be registered as investment advisers under the Investment Advisers Act of
1940, as amended (the "Advisers Act") in reliance on certain exemptions from registration under that Act. In such cases, Underlying Fund Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

         Investors in the Fund directly bear the Fund's fees and expenses, and indirectly bear fees and expenses of the Underlying Funds and Segregated
Accounts, including asset-based fees and performance-based fees assessed by
Underlying Funds or Segregated Accounts. The expenses to the Fund of investing in the Underlying Funds are shown above under "Fees and Expenses of the Fund -
Acquired Fund Fees and Expenses." Similarly, shareholders bear a proportionate share of the other operating expenses of the Fund (including the Administration
Fee) and, indirectly, similar expenses of the Underlying Funds and Segregated
Accounts. An investor who meets the conditions imposed by the Underlying Fund
Managers, including investment minimums that may be considerably higher than the
$500,000 minimum imposed by the Fund, could invest directly with the Underlying
Fund Managers.

         Each Underlying Fund Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Underlying Fund Managers or the investment performance of the Fund generally. Thus, an Underlying Fund Manager with positive investment performance will receive this allocation from the Fund (and indirectly from shareholders)
even if the Fund's overall investment return is negative. Investment decisions of the Underlying Fund Managers are made independently of each other. As a result, at any particular time, one Underlying Fund Manager may be purchasing shares of an issuer for an Underlying Fund or Segregated Account whose shares are being sold by another Underlying Fund Manager for another Underlying Fund or
Segregated Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

         Since the Fund may make additional investments in or effect withdrawals from an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of the Underlying Fund, the Fund from time to time:
may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in an
Underlying Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

         Underlying Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Underlying
Fund, the Fund may receive securities that are illiquid or difficult to value.
See "INVESTMENT-RELATED RISKS - Illiquid Portfolio Investments" and
"DISTRIBUTION ARRANGEMENTS - Calculation of Net Asset Value." In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

         Subject to limitations imposed by the Investment Company Act, neither the Trustees, nor the Adviser, nor the Sub-Adviser shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Segregated Account Allocations. The Fund may on occasion allocate its assets to an Underlying Fund Manager by retaining the Underlying Fund Manager to manage a Segregated Account for the Fund, rather than invest in the Underlying
Fund Manager's Underlying Fund. It is possible, given the leverage at which certain of the Underlying Fund Managers will trade, that the Fund could lose more in a Segregated Account that is managed by a particular Underlying Fund
Manager than the Fund has allocated to such Underlying Fund Manager to invest.
This risk may be avoided if the Fund, instead of retaining an Underlying Fund
Manager to manage a separate account comprised of a designated portion of the
Fund's assets, creates a separate investment vehicle for which an Underlying
Fund Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for
Segregated Accounts. Underlying Funds that are Segregated Accounts will be subject to the investment policies and restrictions of the Fund, as well as the provisions of the Investment Company Act and the rules thereunder.

         Valuation of Underlying Funds. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from an Underlying Fund
Manager regarding an Underlying Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Underlying Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Underlying Funds are completed.

         Underlying Fund Managers will generally invest primarily in marketable securities, although certain Underlying Fund Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Underlying Fund Managers, which valuations will be conclusive with respect to the Fund, even though Underlying Fund Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Underlying
Fund Managers. Any such securities held by a Segregated Account will be valued at their "fair value" as determined in good faith by the Board. See
"Distribution Arrangements - Calculation of Net Asset Value," below.

                       USE OF PROCEEDS OF FUND'S OFFERING

         The Fund will use the proceeds of the offering of its shares to invest in accordance with its investment objective and policies.

                               GENERAL INFORMATION

         The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of
Massachusetts on May 24, 2002 and commenced operations January 2, 2003.

                          THE FUND AND ITS INVESTMENTS

What is the Fund's Investment Objective? The Fund seeks to generate consistently absolute returns over various market cycles. Current income is not an objective.
The term "absolute returns" means the returns that a fund achieves over a period of time. This measure simply looks at the appreciation or depreciation
(expressed as a percentage) that a fund has over a period of time. Absolute return differs from relative return because it is concerned with the return of a fund and not the return as compared to any other measure such as a benchmark. No assurance can be given that the Fund will achieve its investment objective.

What are the Fund's Principal Investment Policies? The Fund pursues its investment objective by allocating its assets for investment among a select group of Underlying Fund Managers that are alternative asset managers employing a wide range of specialized investment strategies. It will actively allocate its assets among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.
The Sub-Adviser is primarily responsible for selecting the Underlying Fund
Managers and determining the portion of the Fund's assets to be allocated to each Underlying Fund Manager, subject to the general supervision of the Adviser and the Board. The Fund will implement these allocation decisions primarily by investing in Underlying Funds that are managed by Underlying Fund Managers selected by the Sub-Adviser.

Underlying Funds are generally private U.S. investment funds, although they may consist of certain qualifying non-U.S. private funds as well. In the U.S. such funds are typically organized as limited partnerships or limited liability companies, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. The typical Underlying Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

The investment programs of the Underlying Fund Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Market neutral investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of debt, equity and other markets. Many of the investment programs of Underlying Fund Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Directional strategies include investment programs that exhibit a higher correlation to general market performance. In allocating the Fund's assets among Underlying Fund Managers that pursue directional strategies, the
Sub-Adviser will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.

How do Underlying Fund Managers Decide What Investments to Buy or Sell? The
Sub-Adviser takes a three-tiered approach to asset allocation and Underlying
Fund Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies;
second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of
Underlying Fund Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

The investment strategies of the Underlying Fund Managers may include, among others:

o        Long/short equity. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on an Underlying Fund
         Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.

o        Equity hedging and arbitrage. This strategy generally involves creating simultaneously long and short matched equity portfolios of the same size within a country. Equity market neutral portfolios are usually designed to be either beta (a measure of an equity security's volatility relative to the equity market) or currency neutral, or both.
         Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures as well. Leverage is often applied to enhance returns. Arbitrage is designed to exploit equity market inefficiencies.

o        Fixed income hedging and arbitrage. This strategy seeks to exploit pricing anomalies within and across global fixed income markets and their derivative products using leverage to enhance returns.

o        Currency hedging and arbitrage. This strategy seeks to capture the price differential between a basket currency and its component currencies.

o        Index arbitrage. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

o        Interest rate arbitrage. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.

o        Merger arbitrage. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

o        Convertible bond and warrant hedging. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

o        Pairs trading. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

o        Event driven. This strategy involves taking long or short positions in a security based on the expected value of the security upon completion of a certain transaction or event.

o        Distressed issuer. This strategy involves investing in debt or equity securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

Underlying Fund Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Underlying Fund Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

Can the Fund's Investment Objective and Policies Change?

         The Fund's Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a "majority" (as defined in the Investment Company Act) of the
Fund's outstanding voting shares. The Fund's investment objective is fundamental. Other fundamental investment policies are listed in the SAI. An investment policy is not fundamental unless this prospectus or the SAI says that it is.

How are Underlying Fund Managers Selected?

         The Fund will not be limited with respect to the types of investment strategies that Underlying Fund Managers may employ or the markets or instruments in which they invest. The Sub-Adviser will continuously monitor for attractive investment opportunities resulting from market inefficiencies that it believes can be successfully exploited by Underlying Fund strategies. As such opportunities arise, the Sub-Adviser will seek to allocate the Fund's assets to
Underlying Fund Managers that it believes will most effectively respond to such opportunities. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of
Underlying Fund Managers that utilize varying investment styles and strategies;
and reduced risk exposure that comes from investing with multiple Underlying
Fund Managers that have exhibited low volatility of investment returns and low correlation to one another. The Sub-Adviser expects generally to allocate the
Fund's assets to more than 30 Underlying Fund Managers.

         The multi-manager approach followed by the Fund will involve allocation of the Fund's assets to Underlying Fund Managers that employ various market neutral investment styles and strategies and will provide investors access to a variety of Underlying Fund Managers. The Fund will invest in various types of
Underlying Funds managed by Underlying Fund Managers, including non-U.S. private funds and private U.S. investment funds that are typically organized as limited partnerships, joint ventures, other investment companies and similar entities.
However, the Fund may on occasion retain one or more Underlying Fund Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which an
Underlying Fund Manager will serve as general partner of the vehicle and the
Fund will be the sole limited partner). Any arrangement in which the Fund retains an Underlying Fund Manager to manage an account or investment vehicle for the Fund is - as explained above under "A Brief Overview of the Fund: What
Does the Fund Invest In?" - referred to as a "Segregated Account." The selection of a new Underlying Fund Manager to manage a Segregated Account is subject to the approval of the Trustees, including a majority of the persons comprising the
Trustees who are not "interested persons," as defined by the Investment Company
Act, of the Fund (the "Independent Trustees") and shareholders, unless the Fund seeks and obtains an order from the Securities and Exchange Commission exempting the Fund from certain provisions of the Investment Company Act. The Fund's participation in any Segregated Account arrangement will be subject to the requirement that the Underlying Fund Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the
Underlying Fund Manager will be subject to the requirements of the Investment
Company Act applicable to investment advisory contracts, including Section 15 of the Investment Company Act.

         Underlying Fund Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the
Underlying Fund Manager's performance during various time periods and market cycles; the Underlying Fund Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Underlying Fund Manager's organization, including internal and external professional staff; and whether key personnel of the Underlying Fund Manager have substantial personal investments in the Underlying Fund Manager's investment program.

Can an Underlying Fund Manager Be Replaced?

         The Sub-Adviser will regularly evaluate each Underlying Fund Manager of
Fund assets to determine whether its investment program is consistent with the
Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations and except as indicated in the following paragraph, the Sub-Adviser will allocate and reallocate the Fund's assets among Underlying Fund Managers, may terminate existing Underlying Fund
Managers and select additional Underlying Fund Managers.

Can an Underlying Fund Manager for a Segregated Account be Replaced?

         The selection of a new Underlying Fund Manager for a Segregated Account
(as explained above under "A Brief Overview of the Fund: What does the Fund
Invest In?") requires approval of the Board and shareholders, unless the Fund seeks and obtains an Securities and Exchange Commission order exempting it from certain provisions of the Investment Company Act (as explained above under "How are Underlying Fund Managers Selected?"). However, no assurance can be given that such an order will be issued.

Limits on Allocating Fund Assets to any One Underlying Fund Manager.

         Not more than 10% of the Fund's net assets will be allocated to any one
Underlying Fund Manager. In addition, the Fund will limit its investment position in any one Underlying Fund to less than 5% of the Underlying Fund's outstanding voting securities, absent a Securities and Exchange Commission order
(or assurances from the Securities and Exchange Commission staff) under which the Fund's contribution and withdrawal of capital from an Underlying Fund in which it holds 5% or more of the outstanding shares will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in certain Underlying Funds deemed attractive by the Sub-Adviser, and subject to the foregoing limitation that the Fund will not purchase 5% or more of the outstanding voting securities of any one Underlying Fund, the Fund may purchase non-voting securities of
Underlying Funds, subject to a limitation that the Fund will not purchase voting and non-voting shares in an Underlying Fund that in the aggregate represent 25%
or more of the Underlying Fund's outstanding equity.

Underlying Fund Managers' Investments.

         Underlying Fund Managers will generally invest primarily in marketable securities, although certain Underlying Fund Managers may also invest in privately placed securities and other investments that are illiquid. Interests in Underlying Funds will not themselves be marketable and will only have limited liquidity. Underlying Fund Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Underlying Fund Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Underlying Funds,
Underlying Fund Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to investment companies registered under the Investment Company Act, such as the
Fund. As a result, Underlying Funds may involve additional risks, including those associated with the fact that Underlying Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of industries. See "Main Risks of Investing in the Fund - General Risks -
Non-Diversified Status." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the
Investment Company Act, will apply in the case of Segregated Accounts.

                           OTHER INVESTMENT STRATEGIES

Underlying Fund Managers can also use the investment techniques and strategies described below. They might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

         Borrowing; Use of Leverage. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund may obtain a line of credit from a financial institution.
Typically, that type of line of credit will bear interest at a floating rate.
Underlying Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage"
and involves a high degree of risk. The investment programs of certain
Underlying Fund Managers may make extensive use of leverage. See "Main Risks of
Investing in the Fund - Special Investment Instruments and Techniques -Leverage;
Interest Rates; Margin."

         The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness) less all liabilities and indebtedness other than borrowing. These limits do not apply to the Underlying
Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds. The Asset Coverage
Requirement will apply to borrowings by Segregated Accounts, as well as to other transactions by Segregated Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for
Segregated Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Segregated
Account's ability to otherwise invest those assets or dispose of those securities.

         Effective March 31, 2008, the Fund has entered into a Credit Agreement which enables it to participate in a committed, unsecured credit facility.
Borrowings under the credit facility are limited to 15% of its net assets.
Interest is charged to the Fund, based on its borrowings and the Fund also pays an annual commitment fee on the average unutilized amount of the credit facility.

         The following table shows the total amount borrowed under the credit facility as stated in the Fund's financial statements for the fiscal year ended
March 31, 2008 and the Fund's asset coverage based on the Fund's total assets as of March 31, 2008. The table below shows that the Fund has exceeded its asset coverage requirement of 300% as of the end of the fiscal year ended March 31,
2008.

  ---------------------------------- ----------------------------------- -----------------------------------
                                          Total Amount Outstanding
                Year                    (Borrowed) under the Credit                Asset Coverage
                                                  Facility
  ---------------------------------- ----------------------------------- -----------------------------------
  ---------------------------------- ----------------------------------- -----------------------------------
                2008                                 $0                                 N/A
  ---------------------------------- ----------------------------------- -----------------------------------

The purpose of the following table is to assist an investor in understanding the effects of leverage. The figures appearing in the table are hypothetical and that actual returns may be greater or less than those appearing in the table.
The table assumes average net assets as of March 31, 2008, an interest rate of
3.25% as of June 30, 2008, and a constant average borrowing rate of 0.58% of net assets which represents actual average borrowings of the Fund during its fiscal year ending March 31, 2008.

   ---------------------------- ---------------- ----------------- --------------- -------------- ---------------
   Assumed Rate of Return            -10%              -5%               0%             5%             10%
   (net of expenses)
   ---------------------------- ---------------- ----------------- --------------- -------------- ---------------
   ---------------------------- ---------------- ----------------- --------------- -------------- ---------------
   Corresponding Return to          -11.43%           -5.73%           -0.02%          5.69%          11.40%
   Shareholder
   ---------------------------- ---------------- ----------------- --------------- -------------- ---------------

         Short Selling. Underlying Funds and Segregated Accounts may sell securities short. To affect a short sale, the Underlying Fund or Segregated
Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Underlying Fund or
Segregated Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Underlying Fund or Segregated Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.
See "Main Risks of Investing in the Fund Special Investment Instruments and
Techniques --Short Selling."

         Derivatives. Underlying Funds and Segregated Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Main Risks of Investing in the Fund --Special Investment
Instruments and Techniques - Derivatives."

         Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. To the extent the Fund invests in these securities or holds cash, such investments are inconsistent with the Fund's investment objective and the Fund will not achieve its investment objective.

                             HOW THE FUND IS MANAGED

The Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees are elected by shareholders and meet periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Adviser and Sub-Adviser. "Trustees and Officers of the Fund" in
the SAI identifies the Trustees and officers of the Fund (who are elected by the
Trustees) and provides more information about them.

The Adviser. OppenheimerFunds, Inc. serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the
Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser is
responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Trustees, to retain one or more of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

         The Adviser has operated as an investment adviser since 1960. The
Adviser and its subsidiaries and controlled affiliates managed more than $225 billion of assets as of June 30, 2008. Clients of the Adviser include the
Oppenheimer mutual funds with more than 6 million investor accounts. The Adviser is located at Two World Financial Center, 225 Liberty Street, New York, New York
10281-1008. The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance
Company, a global diversified insurance and financial services organization.

The Sub-Adviser. Tremont Partners, Inc. serves as the Fund's Sub-Adviser and provides day-to-day investment management services to the Fund, subject to the supervision of the Adviser and the Board. Since 1984, the Sub-Adviser and its
affiliates have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. The Sub-Adviser and its affiliates were responsible for the allocation of over $6 billion of client assets among alternative investment strategies, as of June 30, 2008. The Sub-Adviser is located at 555 Theodore Fremd Avenue, Rye, New York 10580, and since October 1,
2001 has been wholly-owned by Tremont Group Holdings, Inc. (formerly Tremont
Capital Management, Inc.) which in turn is owned by Oppenheimer Acquisition
Corporation, which in turn is a wholly-owned subsidiary of Massachusetts Mutual
Life Insurance Company.

         The Sub-Adviser will have responsibility for selecting Underlying Fund
Managers and determining the portion of the Fund's assets to be allocated to each Underlying Fund Manager. It has the investment discretion to select
Underlying Funds and Underlying Fund Managers on behalf of the Fund, and will recommend to the Board whether or not the Fund should enter into a management agreement with an Underlying Fund Manager pursuant to which Fund assets would be managed in a Segregated Account. It will consider various criteria in selecting
Underlying Fund Managers, including among others: the historical investment performance of the Underlying Fund Manager; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated
investment philosophy; the quality and stability of the Underlying Fund
Manager's organization; and whether key personnel of the Underlying Fund Manager have substantial investments in the Underlying Fund Manager's investment program.

Advisory Fees. As compensation for services required to be provided by the
Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the "Advisory Fee") computed at the annual rate of 1.50% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares). However, the Adviser has contractually agreed as of
March 31, 2008, to limit the Fund's total expenses, excluding Underlying Fund
Fees and Expenses, to not more than 1.50% of the Fund's average monthly net assets. This expense limitation remains in effect until March 31, 2009 unless terminated by the Fund's Board and will automatically renew on an annual basis thereafter, unless terminated by either the Fund's Board or the Adviser. Prior to March 31, 2008, this limitation in total expenses was voluntary, not contractual. After applying the limitation on total expenses, the Adviser also waives a portion of its Advisory Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares). That advisory fee undertaking may be amended or withdrawn at any time.

         Prior to July 31, 2008, the Adviser paid a monthly fee to the
Sub-Adviser equal to 50% of the amount of the Advisory Fee earned by the Adviser pursuant to the Advisory Agreement under an agreement that was terminated on that date. In connection with providing selling and marketing support to the
Adviser and the Fund, the Adviser paid a monthly fee to OFI Institutional Asset
Management, Inc. ("OFII") out of its own resources in an amount equal to 50% of the amount of the advisory fee earned by the Adviser under the Advisory
Agreement in connection with providing selling and marketing support to OFI and the Fund. These fees were paid by the Adviser and not the Fund. On August 1,
2008, OFI will assume the responsibilities previously handled by OFII.

Portfolio Manager. The portfolio manager of the Fund is Timothy J. Birney, who is primarily responsible for selecting the Fund's investments in Underlying
Funds and allocating the Fund's assets among the Underlying Funds selected. Mr.
Birney has been a Vice President of the Fund since September 2005, Managing
Director of the Sub-Adviser since June 2008 and portfolio manager of the
Sub-Adviser since January 2005. From January 2005 though June 2008, Mr. Birney was a Vice President of the Sub-Adviser and was Investment Management Associate
for Tremont Group Holdings Inc., the parent company of the Sub-Adviser, from
November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio
Manager of Alternative Asset Management at Nikko Securities Co. International,
Inc.

The SAI provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

A discussion regarding the basis for the Board of Trustees' approval of the
Fund's investment advisory and sub-advisory contracts with the Adviser and the
Sub-Adviser is available in the Fund's Semi-Annual Report to shareholders for the six month period ended September 30, 2007.

Investor Servicing Arrangements. The Adviser may pay, out of its own assets, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers") an amount not to exceed 0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders. These services include, but are not limited to, handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request.

Administrative Services. Under the terms of an administration agreement with the
Fund, the Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund;
preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the
"Administration Fee"). Related to this, the Adviser (in its capacity as administrator) and the Sub-Adviser have entered into a sub-administration agreement, pursuant to which the Adviser may delegate some or all of the administrative responsibilities to the Sub-Adviser. The Adviser, in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator, some or all of the Administration Fee.

Fund Expenses. The Fund will bear its own expenses including, but not limited to: the Advisory Fee; any taxes; investment-related expenses incurred by the
Fund (e.g., management fees charged by the Underlying Fund Managers and
Underlying Funds, costs associated with organizing and operating any Segregated
Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Trustees and the Fund's Independent
Registered Public Accounting Firm; costs associated with the registration of the
Fund, including the costs of compliance with federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

         Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

         The Fund's organizational expenses were borne voluntarily by the
Adviser. In addition, initial offering costs were borne voluntarily by the
Adviser upon commencement of the Fund's operations.

CAPITALIZATION OF THE FUND AS OF MAY 31, 2008.

------------------------------------------------ -------------------- --------------------- --------------------------
Title of Class                                   Shares Registered*       Outstanding            Amount Held by
                                                                                              Registrant or for its
                                                                                                     Account
------------------------------------------------ -------------------- --------------------- --------------------------
------------------------------------------------ -------------------- --------------------- --------------------------
Shares of Beneficial Interest $0.001 par value         588,742            254,342.688                   0
------------------------------------------------ -------------------- --------------------- --------------------------
* The number of the Fund's Shares that are authorized and may be issued under the Fund's Declaration of Trust is unlimited.

A B O U T   Y O U R   A C C O U N T

                                HOW TO BUY SHARES

INVESTOR QUALIFICATIONS

Shares will be sold only to "Qualified Investors" that are exempt from federal income tax.

         Currently, "Qualified Investors" include: (i) companies (other than investment companies) that represent that they have a net worth of more than
$1,500,000; and (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund. In addition, shares are offered only to investors that are U.S. persons for federal income tax purposes, as defined below, and that represent they are exempt from federal income tax. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell to brokers or dealers any shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

         A person is considered a U.S. person for federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986,
as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S.
persons have the authority to control all substantial decisions of such trust.

Patriot Act Anti-Money Laundering Requirements. The USA Patriot Act (the
"Patriot Act"), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. When you open an account, the Fund may request information, including your name, your date of birth (for a natural person), your residential street address or principal place of business, your Social Security Number or Employer
Identification Number, or other government issued identification. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use the information to verify the identity of investors or the status of financial advisers and may reject purchase orders or redeem any amounts in the Fund if they are unable to do so.
The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. The Fund has appointed an anti-money laundering officer. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

DISTRIBUTION ARRANGEMENTS

General Terms. The Distributor acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a
General Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with
Qualified Investors that meet all applicable requirements to invest in the Fund.
The Distributor maintains its principal office at 6803 South Tucson Way,
Centennial, Colorado 80112, and is an affiliate of the Adviser and the
Sub-Adviser.

         Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

         Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the shares. The Distributor does not intend to make a market in the shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the
Securities Act.

Purchase Terms. Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the
Fund by an investor is $500,000. Subsequent investments must be at least
$100,000. These minimums may be modified by the Fund from time to time.

         All investor funds for the sale of shares pending acceptance by the
Fund, will be deposited in an escrow account maintained by Citibank, N.A., as the escrow agent, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date shares are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire. The escrowed monies will be invested in the fund on a monthly basis once an investor's investment is accepted by the Fund. If an investor's subscription to purchase shares is not accepted by the Fund, the investor's funds will be returned to the investor.

         Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Funds' Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in
Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an investor's order will not be accepted.

Calculation of Net Asset Value. The Fund sells its shares at their offering price, which is equal to the "net asset value" per share. The net asset value of the Fund will be computed as of the close of business on the following days: (i)
the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any shares of the Fund are purchased, (iv) any day as of which the Fund repurchases any shares or (v) any day the Fund makes a distribution to shareholders in shares pursuant to the Fund's reinvestment program. The Fund's net asset value is the value of the Fund's assets less its liabilities.

         In computing net asset value pursuant to "Pricing Polices and
Procedures" adopted by the Fund's Trustees, the Fund will value shares in
Underlying Funds at their fair value, which the Trustees has determined will ordinarily be the values of those shares as determined by the Underlying Fund
Managers of the Underlying Funds in accordance with policies established by the
Underlying Funds. Other securities and assets of the Fund (including securities and other investments held by Segregated Accounts) will be valued at market value, if market quotations are readily available. Securities and assets of the
Fund for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees or in accordance with the
"Pricing Policies and Procedures" adopted by the Trustees. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

         The Fund's "Pricing Policies and Procedures" are designed to provide the Trustees with monthly information from the Underlying Funds on which the
Fund may reliably determine the value of its investments in the Underlying Funds and determine its net asset value each month. The Fund typically receives information from the Underlying Funds, as of month-end, within fifteen (15)
business days after month-end.

         As a general matter, the fair value of the Fund's interest in an
Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund's interest were redeemed at the time of valuation, based on the information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Underlying Fund does not report its value at the end of the month to the Fund on a timely basis, the Fund will determine the fair value of such
Underlying Fund based on the most recent value reported by the Underlying Fund, as well as other relevant information available to the Fund at the time it determines its net asset value. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

         Prior to investing in any Underlying Fund, the Sub-Adviser will conduct a due diligence review of the valuation methodology used by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize fair value principles that the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.

         The Sub-Adviser monitors all Underlying Funds and compares the individual monthly results of each Underlying Fund with that of other private hedge fund managers that use the same type of investment strategy. In the unusual circumstance where an Underlying Fund's performance is not in line with its peer group, the Sub-Adviser will contact the Underlying Fund's Sub-Adviser and attempt to find a logical and reasonable explanation for the disparity in returns. Any outlying results, either positive or negative, are followed up with the Underlying Fund's Sub-Adviser to determine the cause and to see if further review of the situation is required. If, based on relevant information available to the Sub-Adviser at the time the Fund values its portfolio, the Sub-Adviser concludes that the value provided by the Underlying Fund does not represent the fair value of the Fund's interests in the Underlying Fund, the Sub-Adviser will take steps to recommend a fair value for the Fund's interests in the Underlying
Fund to the Fund's Board for its consideration.

         Prospective investors should be aware that there can be no assurance that the fair values of interests in Underlying Funds as determined under the procedures described above will in all cases be accurate to the extent that the
Fund, the Board and the Sub-Adviser do not generally have access to all necessary financial and other information relating to the Underlying Funds to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable are subject to inaccuracies and its valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

                       REPURCHASES OF SHARES AND TRANSFERS

NO RIGHT OF REDEMPTION

         No shareholder will have the right to require the Fund to redeem shares. There is no public market for shares, and none is expected to develop.
With very limited exceptions, shares are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of shares in violation of the Fund's Declaration of Trust will not be permitted and will be void. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below. For information on the Fund's policies regarding transfers of shares, see "Repurchases and Transfers of
Shares--Transfers of Shares" in the SAI.

REPURCHASES OF SHARES

         The Fund from time to time will offer to repurchase outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, subject to certain regulatory requirements imposed by the rules of the Securities and Exchange Commission, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. The Fund's shares will not be listed for trading on a securities exchange. A redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial investment in the Fund.
If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

         Board Considerations. In determining whether the Fund should repurchase shares pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the
Fund offer to repurchase shares, as of the last business day of March, June,
September and December of each year. The Fund anticipates that the Board will limit each repurchase to either no more than 25% or 50% of the Fund's total assets, although the limit for any one repurchase may be lower.

         The Board will also consider the following factors, among others, in making its determination:

o        whether any shareholders have requested to tender shares to the Fund;

o        the liquidity of the Fund's assets;

o        the investment plans and working capital requirements of the Fund;

o        the relative economies of scale with respect to the size of the Fund;

o        the history of the Fund in repurchasing shares or portions thereof;

o        the economic condition of the securities markets; and

o        the anticipated tax consequences to the Fund of any proposed repurchases of shares or portions thereof.

         The Board will determine that the Fund repurchase shares from shareholders pursuant to written tenders only on terms the Board determines to be fair to the Fund and shareholders, and subject to certain regulatory requirements imposed by Securities and Exchange Commission rules. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each shareholder describing the terms of the offer, and containing information that shareholders should consider in deciding whether to tender shares for repurchase. Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain the estimated net asset value of their shares from the Adviser during the period the offer remains open.

         Cash Payment vs. In-Kind Securities Distribution. When shares are repurchased by the Fund, shareholders will generally receive cash distributions equal to the value of the shares repurchased, less the Early Repurchase Fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of shares may be paid pro rata by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase. Any such distributions will be made on the same basis to all shareholders in connection with any particular repurchase offer. See "Risk
Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares.

         Gain or Loss on Sale of Shares. A shareholder that tenders shares and who is subject to federal, state or local income tax will generally have a taxable event when the shares are repurchased. Gain, if any, will be recognized by a tendering shareholder only as and after the total proceeds received by the shareholder exceed the shareholder's adjusted tax basis in the shares. A loss, if any, will be recognized only after the shareholder has received full payment under the promissory note that will be given to the shareholder prior to the
Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

         Due to liquidity restraints associated with the Fund's investments in
Underlying Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of shares, shares will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which shareholders must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the shares repurchased (or as discussed below, an initial payment of 95% of the estimated value if all shares owned by a shareholder are repurchased) approximately forty-five days after the Valuation Date. This amount may be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected
(which it is expected will be completed within 60 days after the end of each fiscal year). If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment, which may take the form of a promissory note (see below), equal to 95% of the estimated value of the shares and the balance due based on the net asset value will be determined and paid promptly after completion of the Fund's audit and may be subject to audit adjustment. Any such distributions will be made on the same basis to all shareholders in connection with any particular repurchase offer. Regardless of whether the Fund elects to give cash or a promissory note, all shareholders will receive the same manner of consideration, i.e., all receive cash or all receive a promissory note, or a combination thereof.

         Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the value of shares as of a date proximate to the
Valuation Date. The shareholder may inquire of the Fund, at the toll-free phone number indicated on the back cover of the prospectus and the front cover of the
SAI, as to the share value last determined. In addition, there will be a substantial period of time between the date as of which shareholders must tender shares and the date they can expect to receive payment for their shares from the
Fund. However, promptly after the expiration of a repurchase offer, shareholders whose shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund has determined to redeem its shares in
Underlying Funds to make such payments, but has experienced delays in receiving payments from the Underlying Funds.

         A shareholder who tenders for repurchase only a portion of his shares will be required to maintain a minimum account balance of $500,000. If a shareholder tenders a portion of his shares and the repurchase of that portion would cause the shareholder's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the shares to be purchased from the shareholder so that the required minimum balance is maintained.

         Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by Securities and Exchange Commission rules.

Special Considerations and Risks of Repurchases. In addition to the limitations and risks discussed elsewhere in this prospectus, there are a number of other factors affecting share repurchases that investors should consider, as summarized below:

o             Early Repurchase Fee. You may be subject to an Early Repurchase
              Fee on shares that are repurchased if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial
              investment in the Fund.

o             Decrease in Fund Assets. Although the Board believes that the
              Fund's policy of making repurchase offers will generally benefit shareholders by providing liquidity, the repurchase of shares could cause the Fund's total assets to decrease unless offset by new sales of shares. The Fund's expense ratio might therefore increase as a result of repurchases. Repurchase offers might also decrease the Fund's investment flexibility, in part because of the
              Fund's need to hold liquid assets to satisfy repurchase requests.
              The impact may depend on the number of shares that the Fund repurchases and the ability of the Fund to sell additional shares.

o             Asset Coverage for Borrowings. Repurchases of shares may
              significantly reduce the asset coverage for any Fund borrowings.
              The Fund may not repurchase shares if the repurchase results in its asset coverage levels falling below the requirements of the
              Investment Company Act. As a result, in order to be able to repurchase shares tendered, the Fund may be forced to repay all or a part of its outstanding borrowings to maintain the required asset coverage.

o             Forced Sale of Portfolio Securities. To complete a repurchase offer, the Fund might be required to sell portfolio securities to raise cash. This might cause the Fund to realize gains or losses at a time when the Adviser would otherwise not want the Fund to do
              so. It might increase portfolio turnover and the Fund's portfolio transaction expenses, reducing the Fund's net income to distribute to shareholders.

o             Dividends, Capital Gains and Taxes. Certain shareholders may incur state tax liability upon the Fund's repurchase of their shares.
              See "Dividends, Capital Gains and Taxes."

MANDATORY REDEMPTION BY THE FUND

The Declaration of Trust provides that the Fund may redeem shares under certain circumstances, including if: ownership of the shares will cause the Fund to be in violation of certain laws; continued ownership of the shares may adversely affect the Fund; any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true; or it would be in the best interests of the Fund's shareholders to liquidate or dissolve the Fund.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Dividends. The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Fund's shares, any distributions made to the Fund by the Underlying Funds or Segregated Accounts and applicable distribution requirements imposed on the Fund by Subchapter M under the Code.
The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains Distributions. An Underlying Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the
Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions. When you open your account, specify on your application how you want to receive your dividends and distributions. There are two options available:

o        Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
         Fund.

o        Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions.

         The Fund has a program for the automatic reinvestment of distributions in the Fund. Under the program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. For purposes of determining the number of shares that will be distributed under the Fund's reinvestment program, the dollar value of the distribution payable to each Shareholder is divided by the net asset value determined as of the date of the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, in additional full and fractional shares of the Fund.

         Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.
Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Fund shares
(provided that a minimum account balance of $500,000, as of the date that the
Fund values shares for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash or if you have additional questions about the reinvestment program, please contact Tremont
Partners, Inc at 1.800.858.9826 to complete the necessary instructions.

         Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. That means that in each year it qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). Tax-exempt
U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Fund shares. The Sub-Adviser shall be responsible for assessing whether the Fund is in compliance with applicable requirements under the Internal Revenue Code.

You should be aware of the following tax implications of investing in the Fund:

o             Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your shares.
o             Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends and other
              distributions the Fund paid to you in the previous calendar year.
              The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.
o             Because the Fund's share prices fluctuate, you may have a capital gain or loss when your shares are repurchased. A capital gain or loss is the difference between the price you paid for the shares and the price you received when they were accepted for repurchase or exchange. Generally, when shares of the Fund you have tendered are repurchased, you must recognize any capital gain or loss on those shares.
o             If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable
              distribution.
o             An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the
              alternative minimum tax to individual shareholders.
o             You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. This may occur when the Fund makes a distribution that is in excess of its current income or capital gains. The Fund will identify returns of capital in shareholder notices.

                      ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's Voting Shares. Each share of the Fund represents an interest in the
Fund proportionately equal to the shares of each other share. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. The Fund's shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

         All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable.
Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Fund or the
Trustees.

         Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund.
Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of
Trustee or of such officer hereunder.

         Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liability as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

                   OF THE STATEMENT OF ADDITIONAL INFORMATION
                               Dated July 29, 2008

This is the Table of Contents of the Fund's Statement of Additional Information
dated July 29, 2008. It should be read together with the prospectus. You can obtain the Statement of Additional Information by writing to OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the following toll-free number: 800.858.9826.

Contents
-------------------------------------------------------------------------------------------------------------------

                                                                    APPENDIX A

                             INVESTOR CERTIFICATION

       I hereby certify that I am: (A) an irrevocable trust that has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (C) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (D) a participant-directed Plan and the person making the investment meets the Net
Worth Requirement; (E) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of
Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (F) an entity referred to in clause E(i), (ii)
or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am exempt from federal income tax.

     I understand  that it may be a violation of state and federal law for me to provide  this  certification  if I know  that it is not  true.  I have  read the prospectus  of the Fund,  including  the  investor  qualification  and  investor suitability provisions contained therein. I understand that an investment in the
Fund  involves  a  considerable  amount  of  risk  and  that  some or all of the investment may be lost. I understand  that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited  liquidity of the investment and should be viewed as a long-term investment.

     I am  aware  of the  Fund's  limited  provisions  for  transferability  and withdrawal and have carefully  read and understand the  "Repurchases  of Shares"
provisions in the prospectus.

     I certify that I am a United  States  person within the meaning of the Code and that my U.S.  taxpayer  identification  number and  address as it appears in your records,  is true and correct. I further certify under penalties of perjury that I am NOT subject to backup withholding  because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service
("IRS")  that I am  subject  to backup  withholding  as a result of a failure to report all  interest or  dividends,  or (3) the IRS has notified me that I am no longer subject to backup withholding.**

     If I am the fiduciary  executing  this Investor  Certificate on behalf of a
Plan (the  "Fiduciary"),  I represent  and warrant  that I have  considered  the following with respect to the Plan's  investment in the Fund and have determined that, in review of such  considerations,  the investment is consistent  with the
Fiduciary's  responsibilities  under the Employee Retirement Income Security Act of 1974, as amended  ("ERISA"):  (i) the fiduciary  investment  standards  under
ERISA  in  the  context  of  the  Plan's  particular  circumstances;   (ii)  the
permissibility  of an investment  in the Fund under the documents  governing the
Plan and the Fiduciary; and (iii) the risks associated with an investment in the
Fund and the fact that I will be unable to redeem the investment.  However,  the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

     By signing below, I understand that the Fund and its affiliates are relying on the  certification and agreements made herein in determining my qualification and  suitability as an investor in the Fund. I understand  that an investment in the Fund is not  appropriate  for,  and may not be  acquired  by, any person who cannot make this certification,  and agree to indemnify  OppenheimerFunds,  Inc.
and its  affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

NOTE: If the shareholders of a joint account are not spouses, both shareholders must sign this certification.

By: __________________   Print Name (and Title, if applicable): ____________________

By: __________________   Print Name (and Title, if applicable): ____________________

* As used herein, "net worth" means the excess of total assets at fair market value, over total liabilities. ** The Investor must cross out item (2) if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

OFI Tremont Core Strategies Hedge Fund
6803 South Tucson Way
Centennial, Colorado 80112
1.800.858.9826

Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Sub-Adviser
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Corporate Center at Rye
Rye, New York 10580
1.914.925.1140

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, NY 10005

Independent Registered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, New York 10154

Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

INFORMATION AND SERVICES
For More Information on OFI Tremont Core Strategies Hedge Fund
The following additional information about the Fund is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports. Additional information about the Fund's investments and performance is available in the Fund's Annual Reports to shareholders.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
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Call OppenheimerFunds Services toll-free: 1.800.858.9826
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OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270
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You can request these  documents by e-mail or through the  OppenheimerFunds website. You may also read or download certain documents on the OppenheimerFunds website: www.oppenheimerfunds.com

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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address:
publicinfo@sec.gov or by writing to the Securities and Exchange Commission 's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                                       The
                                                                  Fund's shares
                                                                  are
                                                                  distributed
                                                                  by:
                                                                  OppenheimerFunds
                                                                  Distributor,
                                                                  Inc.

The Fund's SEC File No. is 811- 21110
PR0482.001.0708
Printed on recycled paper

                     OFI Tremont Core Strategies Hedge Fund

                                  July 29, 2008

                       STATEMENT OF ADDITIONAL INFORMATION

                              6803 South Tucson Way
                           Centennial, Colorado 80112
                            toll-free (800) 858-9826

         This Statement of Additional Information ("SAI") is not a prospectus.
This SAI relates to and should be read in conjunction with the prospectus of OFI
Tremont Core Strategies Hedge Fund (the "Fund"), dated July 29, 2008. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

         This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                          PAGE

GENERAL INFORMATION....................................................... 3
INVESTMENT POLICIES AND
PRACTICES..................................................................3
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF
SHARES....................................................................14
BOARD OF TRUSTEES AND OVERSIGHT

                               GENERAL INFORMATION

         The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of
Massachusetts on May 24, 2002 and commenced operations on January 2, 2003. Prior to August 2004, the Fund's name was OFI Tremont Core Diversified Hedge Fund.
Prior to October 2002, the Fund's name was OFI Core Strategies Hedge Fund.

                        INVESTMENT POLICIES AND PRACTICES

         The investment objective and principal investment strategies of the
Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

         The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the
Fund ("shares"), are listed below. As defined by the Investment Company Act of
1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

         The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the
Fund's outstanding voting securities.

         As fundamental policies, the Fund may not:

o             Issue senior securities, except to the extent permitted by Section
              18 of the Investment Company Act or as otherwise permitted by the
              Securities Exchange Commission (the "SEC").

o             Borrow money, except to the extent permitted by Section 18 of the
              Investment Company Act or as otherwise permitted by the SEC.

o             Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

o             Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase
              agreements except as permitted under the Investment Company Act.

o             Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

o             Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

o             Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry; provided, however, that the Fund will invest 25% or more of the value of its total assets in
              ("Underlying Funds") (described below) that pursue market neutral investment strategies (except temporarily during any period of adverse market conditions affecting Underlying Funds that pursue such strategies), but will not invest 25% or more of the value of its total assets in Underlying Funds that, in the aggregate, have investment programs that focus on investing in any single
              industry.

NON-FUNDAMENTAL POLICIES

         For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

         Currently, under the Investment Company Act, the maximum amount the
Fund may borrow is to the extent that the value of the Fund's assets, less its liabilities, other than borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing).

         The limitations on the Fund's ability to issue "senior securities,"
described earlier in this section, do not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

         As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Underlying Funds") that are managed by alternative asset managers ("Underlying Fund Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the
Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. The Fund may also on occasion retain an Underlying Fund Manager to manage a designated segment of the Fund's assets (a "Segregated Account") in accordance with the Underlying Fund Manager's investment program. Additional information regarding the types of securities and financial instruments in which
Underlying Fund Managers may invest the assets of Underlying Funds and
Segregated Accounts, and certain of the investment techniques that may be used by Underlying Fund Managers, is set forth below.

EQUITY SECURITIES

         The investment portfolios of Underlying Funds and Segregated Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Underlying Fund Managers may generally invest Underlying Funds and
Segregated Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

         Underlying Funds and Segregated Accounts may invest in fixed-income securities. An Underlying Fund Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

         Underlying Funds and Segregated Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization
(a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Underlying Fund Manager to be of comparable quality.

         An Underlying Fund's or Segregated Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

     Underlying  Funds  and  Segregated   Accounts  may  invest  in  equity  and
fixed-income securities of non-U.S.  issuers and in depositary receipts, such as
American  Depositary  Receipts  ("ADRs"),  that represent  indirect interests in securities of non-U.S.  issuers.  Non-U.S.  securities in which Underlying Funds and  Segregated  Accounts  may  invest  may be  listed  on  non-U.S.  securities exchanges or traded in non-U.S.  over-the-counter markets or may be purchased in
private  placements  and  not  be  publicly  traded.   Investments  in  non-U.S.
securities  are affected by risk factors  generally not thought to be present in
the  U.S.   These   factors   are   listed  in  the   prospectus   under   "Risk
Factors--Non-U.S. Investments."

         As a general matter, Underlying Funds and Segregated Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Underlying Fund or Segregated Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.
Forward contracts are transactions involving the Underlying Fund's or Segregated
Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Underlying Fund or
Segregated Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Underlying
Fund or Segregated Account anticipates purchasing or selling a non-U.S.
security. This technique would allow the Underlying Fund or Segregated Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Underlying Fund's or Segregated
Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Underlying Fund's or Segregated Account's
non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or an Underlying Fund's investment objective, such as when an
Underlying Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Underlying Fund's investment portfolio.

         ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

         The Fund, Underlying Funds and Segregated Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as
Tremont Partners, Inc., the Fund's Sub-Adviser (the "Sub-Adviser"), or
Underlying Fund Managers deem appropriate under the circumstances. The Fund or
Underlying Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of
United States banks that are members of the Federal Deposit Insurance
Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

         Repurchase agreements are agreements under which the Fund, an
Underlying Fund or Segregated Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Underlying
Fund or Segregated Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Underlying Fund or Segregated Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.
These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Underlying Fund or Segregated Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Underlying Fund's or Segregated Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

         Underlying Funds and Segregated Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Underlying Funds and Segregated Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Underlying Funds or Segregated Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Underlying Fund or Segregated Account may suffer losses as a result of its hedging activities.

         DERIVATIVES. Underlying Funds and Segregated Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Underlying Funds and Segregated
Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Underlying Fund's or Segregated Account's performance.

         If an Underlying Fund or Segregated Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Underlying Fund's or Segregated Account's return or result in a loss.
An Underlying Fund or Segregated Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the
Underlying Fund or Segregated Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

         OPTIONS AND FUTURES. The Underlying Fund Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund or Segregated
Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Fund Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by
Underlying Funds and Segregated Accounts may include options on baskets of specific securities.

         The Underlying Fund Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an
Underlying Fund or Segregated Account owns the underlying security. The sale of such an option exposes an Underlying Fund or Segregated Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund's or Segregated Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Underlying Funds need not be covered. The Fund will segregate liquid assets to cover positions that could be considered to potentially leverage the Fund to the extent required by applicable laws and regulations. An Underlying Fund or Segregated Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Underlying Fund or Segregated Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Fund Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the
Underlying Fund Manager could exercise the option should it deem it advantageous to do so.

         The use of derivatives that are subject to regulation by the Commodity
Futures Trading Commission (the "CFTC") by Underlying Funds and Segregated
Accounts could cause the Fund to be a commodity pool, which would require the
Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. If applicable
CFTC rules change, such conditions may be applied to the Fund's use of certain derivatives.

         Underlying Funds and Segregated Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United
States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund or Segregated Account to substantial losses.

         Successful use of futures also is subject to an Underlying Fund
Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Some or all of the Underlying Fund Managers may purchase and sell stock index futures contracts for an Underlying Fund or Segregated Account. A stock index future obligates an Underlying Fund or Segregated Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

         Some or all of the Underlying Fund Managers may purchase and sell interest rate futures contracts for an Underlying Fund or Segregated Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

         Some or all of the Underlying Fund Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

         OPTIONS ON SECURITIES INDEXES. Some or all of the Underlying Fund
Managers may purchase and sell for the Underlying Funds and Segregated Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Fund Manager of options on stock indexes will be subject to the Underlying Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         SWAP AGREEMENTS. The Underlying Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Underlying
Funds and Segregated Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by an Underlying Fund or Segregated
Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's or Segregated
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's or Segregated Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

         To achieve investment returns equivalent to those achieved by an
Underlying Fund Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as the London Interbank Offered Rate ("LIBOR"), and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING OF PORTFOLIO SECURITIES

         An Underlying Fund or Segregated Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Underlying Fund or Segregated
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Underlying Fund or Segregated Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. An Underlying Fund or Segregated Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Underlying Fund or Segregated Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or
Segregated Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

         To reduce the risk of changes in securities prices and interest rates, an Underlying Fund or Segregated Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Underlying Fund or Segregated Account enters into the commitment, but the Underlying Fund or Segregated Account does not make payment until it receives delivery from the counterparty. After an
Underlying Fund or Segregated Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

         Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.
Securities so purchased may expose an Underlying Fund or Segregated Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund or Segregated Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Underlying Fund or
Segregated Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund or Segregated Account on a forward basis will not honor its purchase obligation. In such cases, the
Underlying Fund or Segregated Account may incur a loss.

PASSIVE FOREIGN INVESTMENT COMPANY

         If the Fund purchases shares in a passive foreign investment company (a
"PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any
"excess distribution" or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders.
Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.
The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to qualify.
Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such Shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of
PFIC stock during the applicable year and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described in "Tax Aspects" below).

PORTFOLIO TURNOVER

         "Portfolio turnover" describes the rate at which the Fund traded its portfolio investments during its last fiscal year. For example, if a fund sold all of its portfolio investments during the year, its portfolio turnover rate would have been 100%. The Sub-Adviser is not limited in the amount of portfolio trading it may conduct on behalf of the Fund in seeking to achieve the Fund's investment objective and will invest in and withdraw from the Underlying Funds held in the Fund's portfolio as it deems appropriate. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist that are considered by the Sub-Adviser to make portfolio changes advisable.

         Although the Sub-Adviser expects that many of the Fund's investments in
Underlying Funds will be relatively long term in nature, it may make changes in the Fund's particular portfolio holdings whenever it is considered that an investment no longer offers the potential for attractive returns, or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for return. The Sub-Adviser may also make strategy specific reallocations to certain Underlying Funds held in the Fund's portfolio to seek to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Sub-Adviser may also make general portfolio changes to increase the Fund's cash to position us in a defensive posture. The
Sub-Adviser may make portfolio changes without regard to the length of time the
Fund has held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which the Fund may have only recently sold. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements. If the Fund repurchases large amounts of shares during Repurchase
Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases. That might may result in a higher than usual portfolio turnover rate.

         The annual rate of the Fund's total portfolio turnover for the fiscal years ended March 31, 2008 and March 31, 2007 was 55% and 12% respectively.

               REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

         As discussed in the prospectus, offers to repurchase shares will be made by the Fund at such times and on such terms as may be determined by the
Board of Trustees of the Fund (the "Trustees" or "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase shares from shareholders pursuant to written tenders, the Board will consider the recommendation of OppenheimerFunds, Inc.
("OFI"), the Fund's investment adviser (the "Adviser"). The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

         The Board will cause the Fund to make offers to repurchase shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their shares from the Adviser during such period. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

         As discussed in the prospectus, the Fund will issue notes to tendering shareholders in connection with the repurchase of shares. Upon its acceptance of tendered shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii)
interests in Underlying Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

         Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

MANDATORY REDEMPTIONS

         As noted in the prospectus, the Fund has the right to redeem shares under certain circumstances. Such mandatory redemptions may be made if:

o             shares have been transferred or shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

o             ownership of shares will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

o             continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

o             any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

o             it would be in the best interests of the Fund's shareholders to liquidate or dissolve the Fund.

TRANSFERS OF SHARES

         No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to
Fund's minimum investment requirement.

                   BOARD OF TRUSTEES AND OVERSIGHT COMMITTEES

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser and Sub-Adviser. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of
Trust. The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee and a Governance Committee. Each committee is comprised solely of
Trustees who are not "interested persons" under the Investment Company Act (the
"Independent Trustees").

         During the Fund's fiscal year ended March 31, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the
Governance Committee held 8 meetings.

         The members of the Audit Committee are David K. Downes (Chairman),
Phillip A. Griffiths, Mary F. Miller, , Russell S. Reynolds, Jr., Joseph M.
Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Adviser's Internal
Audit Department; (iv) maintaining a separate line of communication between the
Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Adviser and certain affiliates of the Adviser.

         The members of the Regulatory & Oversight Committee are Matthew P. Fink
(Chairman), David K. Downes, Robert G. Galli, Phillip A. Griffiths, Joel W.
Motley and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the
Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory &
Oversight Committee's Charter.

         The members of the Governance Committee are Joel W. Motley (Chairman),
Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S. Reynolds, Jr. and
Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

         The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Adviser and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

         To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Adviser. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of OFI Tremont Core Strategies Hedge Fund, c/o the Secretary of the Fund.

         Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Adviser) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

         The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the
Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

         Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund                               Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals                                Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals                       Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund                                      Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund                                  Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund                                  Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund                      Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund                          Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund                          Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund                            Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund                                     Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund                               Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund                               Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                                        Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund                          Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund                                  Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund                     Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund                          Oppenheimer Transition 2025
Oppenheimer International Small Company Fund                   Oppenheimer Transition 2030 Fund
Oppenheimer International Value Fund                           Oppenheimer Transition 2040 Fund
Oppenheimer Institutional Money Market Fund                    Oppenheimer Transition 2050 Fund
Oppenheimer Limited Term California Municipal Fund             OFI Tremont Core Strategies Hedge Fund
Oppenheimer Master International Value Fund, LLC               Oppenheimer U.S. Government Trust
Oppenheimer Money Market Fund, Inc.

         In addition to being a Board member of each of the Board I Funds,
Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

         Messrs. Birney, Murphy, Petersen, Szilagyi, Vandehey, Wixted and Zack
and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of June 30, 2008 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than
1% of outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Adviser, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees
(nor any of their immediate family members) owns securities of either the
Adviser, the Sub-Adviser or the Distributor of the Board I Funds or of any
entity directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser or the Distributor.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------------------------------------------------
                                                        Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Name, Position(s) Held       Principal Occupation(s) During the Past 5 Years; Other           Dollar Range of     Aggregate Dollar
                                                                                                   Shares
                                                                                                Beneficially      Range Of Shares
with the Fund, Length of     Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                 Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ---------------------------------------
                                                                                                     As of December 31, 2007
---------------------------- ---------------------------------------------------------------- ---------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Brian F. Wruble,             General Partner of Odyssey Partners, L.P. (hedge fund)           None              Over $100,000
Chairman of the Board of     (September 1995-December 2007); Director of Special Value
Trustees since 2007 and      Opportunities Fund, LLC (registered investment company)
Trustee since 2005           (affiliate of the Manager's parent company) (since September
Age: 65                      2004); Chairman (since August 2007) and Trustee (since August
                             1991) of the Board of Trustees of The Jackson Laboratory
                             (non-profit); Treasurer and Trustee of the
                             Institute for Advanced Study (non-profit
                             educational institute) (since May 1992); Member of
                             Zurich Financial Investment Management Advisory
                             Council (insurance) (2004-2007); Special Limited
                             Partner of Odyssey Investment Partners, LLC
                             (private equity investment) (January 1999-September
                             2004). Oversees 64 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
David K. Downes,             Independent Chairman GSK Employee Benefit Trust (since April     None                 Over $100,000
Trustee since 2007           2006); Director of Correctnet (since January 2006); Trustee of
 Age: 68                     Employee Trusts (since January 2006); President, Chief
                             Executive Officer and Board Member of CRAFund Advisors, Inc.
                             (investment management company) (since January 2004); Director of Internet Capital Group (information technology company)
                             (since October 2003); Independent Chairman of the Board of
                             Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment
                             Act Qualified Investment Fund (investment management company)
                             (2004-2007); Chief Operating Officer and Chief Financial
                             Officer of Lincoln National Investment Companies, Inc.
                             (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment
                             management subsidiary of Lincoln National Corporation)
                             (1993-2003); President, Chief Executive Officer and Trustee of
                             Delaware Investment Family of Funds (1993-2003); President and
                             Board Member of Lincoln National Convertible Securities Funds,
                             Inc. and the Lincoln National Income Funds, TDC (1993-2003);
                             Chairman and Chief Executive Officer of Retirement Financial
                             Services, Inc. (registered transfer agent and investment
                             adviser and subsidiary of Delaware Investments U.S., Inc.)
                             (1993-2003); President and Chief Executive Officer of Delaware
                             Service Company, Inc. (1995-2003); Chief Administrative
                             Officer, Chief Financial Officer, Vice Chairman and Director
                             of Equitable Capital Management Corporation (investment
                             subsidiary of Equitable Life Assurance Society) (1985-1992);
                             Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following
                             positions at the Colonial Penn Group, Inc. (insurance
                             company): Corporate Budget Director (1974-1977), Assistant
                             Treasurer (1972-1974) and Director of Corporate Taxes
                             (1969-1972); held the following positions at Price Waterhouse
                             & Company (financial services firm): Tax Manager (1967-1969),
                             Tax Senior (1965-1967) and Staff Accountant (1963-1965);
                             United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Matthew P. Fink,             Trustee of the Committee for Economic Development (policy        None              Over $100,000
Trustee since 2005           research foundation) (since 2005); Director of ICI Education
Age: 67                      Foundation (education foundation) (October 1991-August 2006);
                             President of the Investment Company Institute
                             (trade association) (October 1991-June 2004);
                             Director of ICI Mutual Insurance Company (insurance
                             company) (October 1991-June 2004). Oversees 54
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Robert G. Galli,             A director or trustee of other Oppenheimer funds. Oversees 64    None              Over $100,000
Trustee since 2005           portfolios in the OppenheimerFunds complex.
Age: 74

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Phillip A. Griffiths,        Fellow of the Carnegie Corporation (since 2007); Distinguished   None              None
Trustee since 2005           Presidential Fellow for International Affairs (since 2002) and
Age: 69                      Member (since 1979) of the National Academy of Sciences;
                             Council on Foreign Relations (since 2002); Director
                             of GSI Lumonics Inc. (precision technology products
                             company) (since 2001); Senior Advisor of The Andrew
                             W. Mellon Foundation (since 2001); Chair of Science
                             Initiative Group (since 1999); Member of the
                             American Philosophical Society (since 1996);
                             Trustee of Woodward Academy (since 1983); Foreign
                             Associate of Third World Academy of Sciences;
                             Director of the Institute for Advanced Study
                             (1991-2004); Director of Bankers Trust New York
                             Corporation (1994-1999); Provost at Duke University
                             (1983-1991). Oversees 54 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Mary F. Miller,              Trustee of International House (not-for-profit) (since June      None              Over $100,000
Trustee since 2005           2007); Trustee of the American Symphony Orchestra
Age: 65                      (not-for-profit) (since October 1998); and Senior Vice
                             President and General Auditor of American Express
                             Company (financial services company) (July
                             1998-February 2003). Oversees 54 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Joel W. Motley,              Managing Director of Public Capital Advisors, LLC (privately     None              Over $100,000
Trustee since 2005           held financial advisor) (since January 2006); Managing
Age: 56                      Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia
                             Equity Financial Corp. (privately-held financial
                             advisor) (2002-2007); Managing Director of Carmona
                             Motley Hoffman Inc. (privately-held financial
                             advisor) (January 1998-December 2001); Member of
                             the Finance and Budget Committee of the Council on
                             Foreign Relations, Member of the Investment
                             Committee of the Episcopal Church of America,
                             Member of the Investment Committee and Board of
                             Human Rights Watch and Member of the Investment
                             Committee of Historic Hudson Valley. Oversees 54
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Russell S. Reynolds, Jr.,    Chairman of RSR Partners (formerly "The Directorship Search      None              Over $100,000
Trustee since 2005           Group, Inc.") (corporate governance consulting and executive
Age: 76                      recruiting) (since 1993); Life Trustee of International House
                             (non-profit educational organization); Former
                             Trustee of The Historical Society of the Town of
                             Greenwich; Former Director of Greenwich Hospital
                             Association. Oversees 54 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Joseph M. Wikler,            Director of C-TASC (bio-statistics services (since 2007);        None              Over $100,000
Trustee since 2002           Director of the following medical device companies: Medintec
Age: 67                      (since 1992) and Cathco (since 1996); Director of Lakes
                             Environmental Association (environmental protection
                             organization) (since 1996); Member of the
                             Investment Committee of the Associated Jewish
                             Charities of Baltimore (since 1994); Director of
                             Fortis/Hartford mutual funds (1994-December 2001).
                             Oversees 54 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Peter I. Wold,               President of Wold Oil Properties, Inc. (oil and gas              None              Over $100,000
Trustee since 2002           exploration and production company) (since 1994); Vice
Age: 60                      President of American Talc Company, Inc. (talc mining and
                             milling) (since 1999); Managing Member of
                             Hole-in-the-Wall Ranch (cattle ranching) (since
                             1979); Vice President, Secretary and Treasurer of
                             Wold Trona Company, Inc. (soda ash processing and
                             production) (1996 - 2006); Director and Chairman of
                             the Denver Branch of the Federal Reserve Bank of
                             Kansas City (1993-1999); and Director of
                             PacifiCorp. (electric utility) (1995-1999).
                             Oversees 54 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

         Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Adviser by virtue of his positions as an officer and director of the Adviser, and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustee and Officer
------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
Name, Position(s) Held      Principal Occupation(s) During the Past 5 Years; Other             Dollar Range      Aggregate Dollar
                                                                                                 of Shares
                                                                                               Beneficially      Range Of Shares
with Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
--------------------------- ----------------------------------------------------------------- --------------------------------------
                                                                                                     As of December 31, 2007
--------------------------- ----------------------------------------------------------------- --------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
John V. Murphy,             Chairman, Chief Executive Officer and Director of the Adviser     None              Over $100,000
Trustee, President and      since June 2001; President of the Adviser (September
Principal Executive         2000-February 2007); President and a director or trustee of
Officer since 2002          other Oppenheimer funds; President and Director of Oppenheimer
Age: 59                     Acquisition Corp. ("OAC") (the Adviser's parent holding
                            company) and of Oppenheimer Partnership Holdings,
                            Inc. (holding company subsidiary of the Adviser)
                            (since July 2001); Director of OppenheimerFunds
                            Distributor, Inc. (subsidiary of the Adviser)
                            (November 2001-December 2006); Chairman and Director
                            of Shareholder Services, Inc. and of Shareholder
                            Financial Services, Inc. (transfer agent
                            subsidiaries of the Adviser) (since July 2001);
                            President and Director of OppenheimerFunds Legacy
                            Program (charitable trust program established by the
                            Adviser) (since July 2001); Director of the
                            following investment advisory subsidiaries of the
                            Adviser: OFI Institutional Asset Management, Inc.,
                            Centennial Asset Management Corporation, Trinity
                            Investment Management Corporation and Tremont
                            Capital Management, Inc. (since November 2001),
                            HarbourView Asset Management Corporation and OFI
                            Private Investments, Inc. (since July 2001);
                            President (since November 1, 2001) and Director
                            (since July 2001) of Oppenheimer Real Asset
                            Management, Inc.; Executive Vice President of
                            Massachusetts Mutual Life Insurance Company (OAC's
                            parent company) (since February 1997); Director of
                            DLB Acquisition Corporation (holding company parent
                            of Babson Capital Management LLC) (since June 1995);
                            Member of the Investment Company Institute's Board
                            of Governors (since October , 2003); Chairman of the
                            Investment Company's Institute's Board of Governors
                            (since October 2007). Oversees 103 portfolios in the
                            OppenheimerFunds complex..
--------------------------- ----------------------------------------------------------------- ----------------- --------------------

     The  addresses of the  officers in the chart below are as follows:  for Mr.
Birney,  555 Theodore  Fremd Avenue,  Rye, New York 10580,  for Mr. Zack and Ms.
Bloomberg,  Two World Financial Center,  225 Liberty Street,  New York, New York
10281-1008,  for Messrs. Petersen,  Szilagyi,  Vandehey and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial,  Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------------------------------------------------
                                                 Other Officers of the Fund
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Name, Position(s) Held with Fund,   Principal Occupation(s) During Past 5 Years
Length of Service, Age
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Timothy J. Birney,                  Managing Director of Tremont Partners, Inc. since June 2008; Vice President of Tremont
Vice   President   and   Portfolio  Partners, Inc. (January 2005 - June 2008); Vice President of the Fund since 2005;
Manager since 2005                  Investment Management Associate for Tremont Group Holdings Inc., the parent company of
Age: 40                             the Sub-Adviser (November 2003-January 2005). Vice President at Asset Alliance
                                    Corporation (May 2002-November 2003). Vice President and Research Portfolio Manager of
                                    Alternative Asset Management at Nikko Securities Co. International, Inc. (March
                                    1998-May 2002) A portfolio manager and officer of one portfolio in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Mark S. Vandehey,                   Senior Vice President and Chief Compliance Officer of the Adviser (since March 2004);
Vice President and Chief            Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer since 2004       Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of
Age: 57                             OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
                                    Shareholder Services, Inc. (since June 1983). Former Vice President and Director of
                                    Internal Audit of the Adviser (1997-February 2004). An officer of 103 portfolios in the
                                    OppenheimerFunds complex..
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian W. Wixted,                    Senior Vice President and Treasurer of the Adviser (since March 1999); Treasurer of the
Treasurer and Principal Financial   following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Accounting Officer since 2002       Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and
Age: 48                             Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
                                    Inc. (since March 2000), OppenheimerFunds
                                    International Ltd. (since May 2000),
                                    OppenheimerFunds plc (since May 2000), OFI
                                    Institutional Asset Management, Inc. (since
                                    November 2000), and OppenheimerFunds Legacy
                                    Program (charitable trust program
                                    established by the Adviser) (since June
                                    2003); Treasurer and Chief Financial Officer
                                    of OFI Trust Company (trust company
                                    subsidiary of the Adviser) (since May 2000);
                                    Assistant Treasurer of the following: OAC
                                    (since March 1999),Centennial Asset
                                    Management Corporation (March 1999-October
                                    2003) and OppenheimerFunds Legacy Program
                                    (April 2000-June 2003). An officer of 103
                                    portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian Petersen,                     Vice President of the Adviser (since February 2007); Assistant Vice President of the
Assistant Treasurer since 2004      Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
Age: 37                             Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian C. Szilagyi,                  Assistant Vice President of the Adviser (since July 2004); Director of Financial
Assistant Treasurer since 2005      Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
Age: 38                             Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Robert G. Zack,                     Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Secretary since 2002                the Adviser; General Counsel and Director of the Distributor (since December 2001);
Age: 59                             General Counsel of Centennial Asset Management Corporation (since December 2001);
                                    Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                    (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                    Assistant Secretary (since September 1997) and Director (since November 2001) of
                                    OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                    Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                    Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                    General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                    Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                    Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                    Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                    November 2001); Director of OppenheimerFunds International Distributor Limited (since
                                    December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Kathleen T. Ives, Vice President (since June 1998), Deputy General Counsel
(since May 2008) and Assistant Assistant Secretary since 2002 Secretary (since
October 2003) of the Adviser; Vice President (since 1999) and Age: 42 Assistant
Secretary (since October 2003) of the Distributor; Assistant Secretary of
                                    Centennial Asset Management Corporation
                                    (since October 2003); Vice President and
                                    Assistant Secretary of Shareholder Services,
                                    Inc. (since 1999); Assistant Secretary of
                                    OppenheimerFunds Legacy Program and
                                    Shareholder Financial Services, Inc. (since
                                    December 2001); Senior Counsel of the
                                    Manager (October 2003-May 2008). An officer
                                    of 103 portfolios in the OppenheimerFunds
                                    complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Lisa I. Bloomberg, Vice President (since May 2004) and Deputy General Counsel
(since May 2008); of the Assistant Secretary since 2004 Adviser; Associate
Counsel of the Adviser (May 2004-May 2008); First Vice President Age: 40 (April
2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS
                                    Financial Services Inc. (formerly, PaineWebber
                                    Incorporated). An officer of 103 portfolios in
                                    the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------

Remuneration of the Officers and Trustees. The officers and the interested
Trustee of the Fund, who are affiliated with the Adviser, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended March 31, 2008. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended
December 31, 2007.

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Name and Other Fund Position(s)        Aggregate                               Estimated Annual      Total Compensation From
                                                       Retirement Benefits
                                   Compensation From    Accrued as Part of       Benefits Upon
(as applicable)                       the Fund(1)         Fund Expenses          Retirement(2)      the Fund and Fund Complex
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- ------------------------------------------ ---------------------- --------------------------
                                      Fiscal year ended March 31, 2008                               Year ended December 31,
                                                                                                              2007
--------------------------------- ------------------------------------------ ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Brian F. Wruble(3)                     $563 (4)                N/A                $65,868(5)              $335,190 (6)
Chairman of the Board
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
David K. Downes(7)
Audit Committee Chairman and
Regulatory & Oversight                   $269                  N/A                $26,112(8)               $180,587(9)
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Matthew P. Fink                          $424                  N/A                $10,004(10)               $154,368
Regulatory & Oversight
Committee Chairman and
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Robert G. Galli                          $525                  N/A               $137,599(11)             $330,533 (12)
Regulatory & Oversight
Committee Chairman & Governance
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Phillip A. Griffiths                   $525(13)                N/A                $51,621(14)               $198,211
Audit Committee Member and
Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Mary F. Miller
Audit Committee Member and             $420(15)                N/A                $13,201(14)               $152,698
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joel W. Motley                         $442(16)                N/A                $32,741(14)               $171,223
Governance Committee Chairman
and Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Kenneth A. Randall(17)                   $122                  N/A                $96,401(18)               $117,520
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Russell S. Reynolds, Jr.                 $420                  N/A                  $77,288                 $153,530
Audit Committee Member and
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joseph M. Wikler
Audit Committee Member and
Regulatory & Oversight                 $420(19)                N/A                $28,814(14)               $150,770
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Peter I. Wold
Audit Committee Member and             $420 (20)               N/A                $28,814(14)               $150,770
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
1.   "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2.   "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes,
     Galli and Wruble, with respect to ten other Oppenheimer funds that are not
     Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the
     Non-Board I Funds is being frozen effective December 31, 2007.
3.   Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4.   Includes $563 deferred by Mr. Wruble under the "Compensation Deferral
     Plan".
5.   In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his
     Compensation Deferral Plan account subsequent to the freezing of the Board
     I Funds' retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds.
     In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation
     Deferral Plan subsequent to the freezing of the Non-Board I Funds'
     retirement plan.
6.   Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7.   Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8.   This amount represents the estimated benefits that would be payable to Mr.
     Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9.   Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10.  In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the
     Board I Funds' retirement plan.
11.  In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds' retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.
12.  Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13.  Includes $438 deferred by Mr. Griffiths under the Compensation Deferral
     Plan.
14.  In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral
     Plan account subsequent to the freezing of the Board I Funds' retirement plan.
15. Includes $201 deferred by Ms. Miller under the Compensation Deferral Plan.
16. Includes $62 deferred by Mr. Motley under the Compensation Deferral Plan.
17. Mr. Randall retired from the Boards of the Board I Funds effective June 30,
    2007.
18. At retirement, Mr. Randall elected to receive the alternative benefit payment based on a joint and survivor factor, which resulted in a lower annual payment than the amount indicated here.
19. Includes $210 deferred by Mr. Wikler under the Compensation Deferral Plan.
20. Includes $420 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement  Plan for Trustees.  The Board I Funds adopted a retirement plan that provides for payments to retired Independent  Trustees.  Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum  benefit.  The Board has frozen the retirement  plan with respect to new  accruals  as of  December  31,  2006  (the  "Freeze  Date").  Each  Trustee
continuing  to serve on the Board of any of the Board I Funds  after the  Freeze
Date (each  such  Trustee a  "Continuing  Board  Member")  may elect to have his accrued  benefit as of that date (i.e.,  an amount  equivalent  to the actuarial present  value of his benefit under the  retirement  plan as of the Freeze Date)
(i) paid at once or over time, (ii) rolled into the  Compensation  Deferral Plan described  below,  or (iii) in the case of Continuing  Board  Members  having at least 7 years of  service  as of the  Freeze  Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement  plan after  considering  a recent  trend among  corporate  boards of directors to forego retirement plan payments in favor of current compensation.

         |X| Compensation Deferral Plan. The Board of Trustees has adopted a
Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred compensation account.

CODES OF ETHICS

         The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions.
Covered persons include the Trustees and the officers and directors of the
Adviser and the Sub-Adviser, as well as employees of the Adviser and the
Sub-Adviser having knowledge of the investments and investment intentions of the
Fund. The codes of ethics permit persons subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

         The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The codes of ethics are available on the EDGAR database on the SEC's Internet site at
www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

PORTFOLIO PROXY VOTING

         The Fund has delegated responsibility for voting proxies relating to securities owned by the Fund to OppenheimerFunds, Inc. the investment adviser to the Fund (the "Adviser") and the Adviser has delegated proxy voting responsibility to the Sub-Adviser. The Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities or in the unlikely event that an Underlying Fund does solicit the vote or consent of its interest holders, the Fund and the Sub-Adviser have adopted the OppenheimerFunds
Portfolio Proxy Voting Policies and Procedures.

         The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the
Fund and the Adviser or the Adviser's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Adviser or an affiliate of the Adviser manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Adviser and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Adviser employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Adviser will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Adviser on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy
Voting Guidelines or the Proxy Voting Guidelines provide discretion to the
Adviser on how to vote, the Adviser will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Adviser has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Adviser may retain an independent fiduciary to advise the Adviser on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o             The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless
              circumstances indicate otherwise.
o             The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o             In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o             The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o             The Fund opposes proposals to classify the board of directors.
o             The Fund supports proposals to eliminate cumulative voting.
o             The Fund opposes re-pricing of stock options without shareholder approval.
o             The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The
Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

         The Adviser commenced serving as the Fund's investment adviser on June
2, 2004, subject to the ultimate supervision of and subject to any policies established by the Board. Prior to that time, OFI Institutional Asset
Management, Inc., a wholly-owned subsidiary of the Adviser ("OFII"), served as investment adviser. The Adviser is a wholly-owned subsidiary of Oppenheimer
Acquisition Corporation, which in turn is a wholly-owned subsidiary of
Massachusetts Mutual Life Insurance Company ("MassMutual"), a global, diversified insurance and financial services organization.

         The Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith regularly providing investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the
Fund and arranging for the purchase and sale of such securities pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the
"Advisory Agreement").

         The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

         As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the
"Advisory Fee") computed at the annual rate of 1.5% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares, as defined below).

         The Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days'
prior written notice: by the Trustees; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment,"
as defined by the Investment Company Act and the rules thereunder.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

         The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, New
York, NY 10281-1008.

         For the fiscal years ended March 31, 2008, 2007 and 2006, the Fund incurred $2,874,185, $3,271,908 and $3,646,888, respectively, to the Adviser pursuant to the Investment Advisory Agreement. Prior to July 31, 2008, under an agreement terminated as of that date, the Adviser paid a monthly fee to OFII out of its own resources in an amount equal to 50% of the amount of the advisory fee earned by the Adviser under the Investment Advisory Agreement in connection with providing selling and marketing support to the Adviser and the Fund. For the fiscal years ended March 31, 2008, 2007 and 2006, the Adviser paid OFII
$1,437,093, $1,635,954 and $1,823,444, respectively. Effective March 31, 2008, the Adviser contractually agreed to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund, prior to that date, a similar voluntary restriction had been in effect since April 1, 2004. For the fiscal year ended March 31, 2008, OFI waived $95,147 in advisory fees with respect to this waiver. The Adviser has also voluntarily undertaken since May 1,
2004 to limit the Fund's advisory fees to not more than 1.25% of the average monthly net assets of the Fund. For the fiscal year ended March 31, 2008, OFI waived $479,031 in additional advisory fees with respect to this waiver.

THE SUB-ADVISER

         As authorized by the Advisory Agreement, Tremont Partners, Inc. (the
"Sub-Adviser"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. The Sub-Adviser is primarily responsible for the selection of Underlying Fund Managers and the allocation of the assets of the
Fund for investment among the Underlying Fund Managers. In addition, the
Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in Underlying Funds or through Segregated Accounts. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

         The Sub-Adviser provides services to the Fund pursuant to the terms of a Sub-Advisory agreement entered into between the Adviser and the Sub-Adviser
(the "Sub-Advisory Agreement"). In consideration of the services provided by the
Sub-Adviser, the Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the amount of the Advisory Fee earned by the Adviser pursuant to the Advisory
Agreement.

         The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent
Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Trustees; by vote of a majority of the outstanding voting securities of the Fund; by the Adviser; or by the
Sub-Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment
Company Act and the rules thereunder.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Sub-Adviser is not liable to the Fund or to the Adviser for any loss the
Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the
Sub-Adviser may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser. If the Sub-Adviser shall no longer act as investment adviser of the Fund, the Sub-Adviser may withdraw the right of the Fund to use the name "Tremont" as part of its name.

         During the fiscal years ended March 31, 2008, 2007 and 2006, the
Adviser paid the Sub-Adviser $1,437,093, $1,635,954 and $1,823,444, respectively, pursuant to the Sub-Advisory Agreement.

         A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory and sub-advisory contracts with the Adviser and the Sub-Adviser is available in the Fund's Semi-Annual Report to shareholders for the six month period ended September 30, 2007.

ADMINISTRATIVE SERVICES

         Under the terms of an administration agreement (the "Administration
Agreement") with the Fund, the Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the
Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the
Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the "Administration Fee"). Related to this, the Adviser (in its capacity as administrator) and the Sub-Adviser have entered into a sub-administration agreement, pursuant to which the Adviser may delegate some or all of the administrative responsibilities to the Sub-Adviser. The Adviser, in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator, some or all of the Administration Fee.

         During the fiscal years ended March 31, 2008, 2007 and 2006, the Fund incurred $287,454, $327,232 and $364,749, respectively, to the Adviser pursuant to the Administration Agreement in which the Adviser then paid 100% of that amount to the Sub-Adviser.

PORTFOLIO MANAGER

The Fund's portfolio is managed by Timothy J. Birney (referred to as the
"Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund's investments.

Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Mr.  Birney  also  manages  other  investment  portfolios  and other accounts on behalf of the  Sub-Adviser or its  affiliates.  The following  table provides information  regarding the other portfolios and accounts managed by Mr.
Birney as of March 31, 2008.

--------------------------------------- ----------------------- --------------------- -------------------
                                        Registered Investment       Other Pooled       Other Accounts**
                                              Companies         Investment Vehicles
--------------------------------------- ----------------------- --------------------- -------------------
--------------------------------------- ----------------------- --------------------- -------------------
Accounts Managed                                  2                      13                  None
--------------------------------------- ----------------------- --------------------- -------------------
--------------------------------------- ----------------------- --------------------- -------------------
Total Assets Managed*                            $29                   $1,996                None
--------------------------------------- ----------------------- --------------------- -------------------
--------------------------------------- ----------------------- --------------------- -------------------
Accounts with Performance-Based                   2                      10                  None
Advisory Fees
--------------------------------------- ----------------------- --------------------- -------------------
--------------------------------------- ----------------------- --------------------- -------------------
Total Assets in Accounts with                    $29                   $1,738                None
Performance-Based Advisory Fees*
--------------------------------------- ----------------------- --------------------- -------------------
   *   In millions.
   **  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

       As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude
Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

Compensation  of  the  Portfolio  Manager.   Mr.  Birney  is  employed  and
compensated by the  Sub-Adviser,  not the Fund. The  Sub-Adviser's  compensation structure  is  designed  to  attract  and  retain  highly  qualified  investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2008, Mr. Birney's  compensation  consisted of three main elements:  a base  salary,  an annual  discretionary  bonus and  eligibility  to participate in long-term awards of options and appreciation  rights in regard to the common stock of the Sub-Adviser's holding company parent.

         The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for the period since the Fund's inception. Other factors include management quality
(such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr.
Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

Ownership  of Fund  Shares.  As of  March  31,  2008,  Mr.  Birney  did not
beneficially own any shares of the Fund.

FUND EXPENSES

         The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

     o   all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Underlying Funds;
     o   all costs and expenses associated with the operation and registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable Federal and state laws;
     o   all costs and expenses associated with the organization and operation of separate investment funds managed by Underlying Fund Managers retained by the Fund;
     o   the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;
     o   the fees and disbursements of Fund counsel, legal counsel to the
         Independent Trustees, Trustees, Advisers, Independent Registered Public
         Accounting Firm for the Fund and other consultants and professionals engaged on behalf of the Fund;
     o   the Advisory Fee;
     o   the fees payable to custodians and other persons providing administrative services to the Fund;
     o   the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; and
     o   such other types of expenses as may be approved from time to time by the
         Board.

         The Underlying Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The
Underlying Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which effectively will reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

                              CONFLICTS OF INTEREST

THE ADVISER

         The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The
Adviser and its officers or employees who assist in providing services to the
Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the
Adviser. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

THE SUB-ADVISER

         The Sub-Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the
Fund ("Tremont Accounts"). The Fund has no interest in these activities. The
Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont
Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

         The Sub-Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Sub-Adviser will consider participation by the
Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Sub-Adviser will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Sub-Adviser will commit the Fund's assets. There also may be circumstances under which the Sub-Adviser will consider participation by Tremont Accounts in investment opportunities in which the Sub-Adviser does not intend to invest on behalf of the Fund, or vice versa.

         The Sub-Adviser will evaluate for the Fund and for each Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a
Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the
Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

         When the Sub-Adviser determines that it would be appropriate for the
Fund and one or more Tremont Accounts to participate in an investment transaction in the same Underlying Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the
Sub-Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades.
However, no participating entity or account will receive preferential treatment over any other and the Sub-Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

         Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Sub-Adviser for the
Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Underlying Fund Managers with respect to Underlying Funds) on the combined size of positions that may be taken for the Fund and the Tremont
Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the
Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the
SEC. See "Other Matters" below.

         Directors, officers, employees and affiliates of the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Adviser, or by the Sub-Adviser for the Tremont Accounts,
that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

         Except in accordance with applicable law, the Adviser, the Sub-Adviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the
Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts as to which the Adviser or the Sub-Adviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Sub-Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser or the Sub-Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

         Future investment activities of the Adviser, the Sub-Adviser and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss tax consequences that may be relevant to persons who are neither U.S. persons within the meaning of the Code nor persons exempt from
Federal income tax.

Tax Treatment of Fund Operations

         Qualification as a Regulated Investment Company. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), and certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of "other issuers". As to each of those
"other issuers", the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         Excise Tax on Regulated Investment Companies. Under the Code, by
December 31 of each year, the Fund must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Sub-Adviser will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

         A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the
Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the
Code.

         Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of shares.

                                    BROKERAGE

         Each Underlying Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Underlying Fund or
Segregated Account that it manages and for the allocation of brokerage.
Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In selecting brokers and dealers to execute transactions on behalf of an Underlying Fund or Segregated Account, each Underlying Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Underlying Fund Manager generally will seek reasonably competitive commission rates, an Underlying Fund Manager will not necessarily pay the lowest commission available on each transaction.
The Underlying Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.
Brokerage practices adopted by Underlying Fund Managers with respect to
Underlying Funds may vary and will be governed by each Underlying Fund's organizational documents.

         Consistent with the principle of seeking best price and execution, an
Underlying Fund Manager may place orders for an Underlying Fund or Segregated
Account with brokers that provide the Underlying Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Underlying Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Underlying Fund Managers or their affiliates in providing services to clients other than the Underlying Funds and the Segregated
Accounts they manage. In addition, not all of the supplemental information is necessarily used by an Underlying Fund Manager in connection with the Underlying
Fund or Segregated Account it manages. Conversely, the information provided to an Underlying Fund Manager by brokers and dealers through which other clients of the Underlying Fund Manager or its affiliates effect securities transactions may be useful to the Underlying Fund Manager in providing services to the Underlying
Fund or a Segregated Account.

         It is anticipated that Underlying Fund Managers (including each
Underlying Fund Manager retained to manage a Segregated Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the
Sub-Adviser to the extent it places transactions for the Fund. However, certain
Underlying Fund Managers (other than those managing Segregated Accounts) may have policies that permit the use of brokerage commissions of an Underlying Fund to obtain products or services that are not research related and that may benefit the Underlying Fund Manager.

                            DISTRIBUTION ARRANGEMENTS

General Terms. The Distributor acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a
General Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with
Qualified Investors that meet all applicable requirements to invest in the Fund.
The Distributor maintains its principal office at 6803 South Tucson Way,
Centennial, Colorado 80112, and is an affiliate of the Adviser and the
Sub-Adviser.

         Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

         Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the shares. The Distributor does not intend to make a market in the shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the
Securities Act.

                         PAYMENTS TO FUND INTERMEDIARIES

         The Adviser and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services.
Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Adviser or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund shares and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o            Payments made by the Adviser or Distributor out of their respective resources and assets, which may include profits the Adviser derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Adviser and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o            These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

o            The Adviser and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
             self-regulatory agency, such as the Financial Industry Regulatory
             Authority ("FINRA"). Payments are made based on the guidelines established by the Adviser and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the
Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Adviser or the
Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Adviser when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Adviser or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the
Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Adviser or the Distributor for marketing or program support:

1st Global Capital Company                                  Legend Equities Corporation
Advantage Capital Corporation                               Lincoln Benefit National Life
Aegon USA                                                   Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company                      Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.                                     Linsco Private Ledger Financial
AIG Financial Advisors                                      Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity                                   McDonald Investments, Inc.
Allianz Life Insurance Company                              Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company        Merrill Lynch Insurance Group
Allstate Life Insurance Company                             MetLife Investors Insurance Company
American Enterprise Life Insurance                          MetLife Securities, Inc.
American General Annuity Insurance                          Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.                MML Investor Services, Inc.
Ameriprise Financial Services, Inc.                         Mony Life Insurance Company
Ameritas Life Insurance Company                             Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company                    Multi-Financial Securities Corporation
Associated Securities Corporation                           Mutual Service Corporation
AXA Advisors LLC                                            NFP Securities, Inc.
AXA Equitable Life Insurance Company                        Nathan & Lewis Securities, Inc.
Banc One Securities Corporation                             National Planning Corporation
Cadaret Grant & Company, Inc.                               Nationwide Financial Services, Inc.
CCO Investment Services Corporation                         New England Securities Corporation
Charles Schwab & Company, Inc.                              New York Life Insurance & Annuity Company
Chase Investment Services Corporation                       Oppenheimer & Company
Citicorp Investment Services, Inc.                          PFS Investments, Inc.
Citigroup Global Markets Inc.                               Park Avenue Securities LLC
CitiStreet Advisors LLC                                     Phoenix Life Insurance Company
Citizen's Bank of Rhode Island                              Plan Member Securities
Columbus Life Insurance Company                             Prime Capital Services, Inc.
Commonwealth Financial Network                              Primevest Financial Services, Inc.
Compass Group Investment Advisors                           Protective Life Insurance Company
CUNA Brokerage Services, Inc.                               Prudential Investment Management Services LLC
CUSO Financial Services, LLP                                Raymond James & Associates, Inc.
E*TRADE Clearing LLC                                        Raymond James Financial Services, Inc.
Edward Jones                                                RBC Dain Rauscher Inc.
Essex National Securities, Inc.                             Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company                       Securities America, Inc.
Financial Network                                           Security Benefit Life Insurance Company
Financial Services Corporation                              Security First-Metlife Investors Insurance Company
GE Financial Assurance                                      SII Investments, Inc.
GE Life & Annuity                                           Signator Investors, Inc.
Genworth Financial, Inc.                                    Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company                            Sun Life Assurance Company of Canada
Great West Life & Annuity Company                           Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.                                         Sun Life Annuity Company Ltd.
Hartford Life Insurance Company                             SunTrust Bank
HD Vest Investment Services, Inc.                           SunTrust Securities, Inc.
Hewitt Associates LLC                                       Thrivent Financial Services, Inc.
IFMG Securities, Inc.                                       Towers Square Securities, Inc.
ING Financial Advisers LLC                                  Travelers Life & Annuity Company
ING Financial Partners, Inc.                                UBS Financial Services, Inc.
Invest Financial Corporation                                Union Central Life Insurance Company
Investment Centers of America, Inc.                         United Planners Financial Services of America
Jefferson Pilot Life Insurance Company                      Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation                      Walnut Street Securities, Inc.
John Hancock Life Insurance Company                         Waterstone Financial Group
JP Morgan Securities, Inc.                                  Wells Fargo Investments
Kemper Investors Life Insurance Company                     Wescom Financial Services

         For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Adviser or the
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.                                        Lincoln Investment Planning, Inc.
AG Edwards                                                    Lincoln National Life Insurance Co.
ACS HR Solutions                                              Linsco Private Ledger Financial
ADP                                                           Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.                                  Matrix Settlement & Clearance Services
Alliance Benefit Group                                        McDonald Investments, Inc.
American Enterprise Investments                               Mercer HR Services
American Express Retirement Service                           Merrill Lynch
American United Life Insurance Co.                            Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.                           MetLife
Ameritrade, Inc.                                              MFS Investment Management
AMG (Administrative Management Group)                         Mid Atlantic Capital Co.
AST (American Stock & Transfer)                               Milliman USA
AXA Advisors                                                  Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.                                   Morgan Stanley Dean Witter
Benefit Administration Company, LLC                           Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.                                  Nathan & Lewis Securities, Inc.
Benefit Consultants Group                                     National City Bank
Benefit Plans Administration                                  National Deferred Comp
Benetech, Inc.                                                National Financial
Bisys                                                         National Investor Services Co.
Boston Financial Data Services                                Nationwide Life Insurance Company
Charles Schwab & Co, Inc.                                     Newport Retirement Services, Inc.
Citigroup Global Markets Inc.                                 Northwest Plan Services, Inc.
CitiStreet                                                    NY Life Benefits
City National Bank                                            Oppenheimer & Co, Inc.
Clark Consulting                                              Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.                          Pershing LLC
DA Davidson & Co.                                             PFPC
DailyAccess Corporation                                       Piper Jaffray & Co.
Davenport & Co, LLC                                           Plan Administrators, Inc.
David Lerner Associates, Inc.                                 Plan Member Securities
Digital Retirement Solutions, Inc.                            Primevest Financial Services, Inc.
DR, Inc.                                                      Principal Life Insurance Co.
Dyatech, LLC                                                  Prudential Investment Management Services LLC
E*Trade Clearing LLC                                          PSMI Group, Inc.
Edward D Jones & Co.                                          Quads Trust Company
Equitable Life / AXA                                          Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.                               Reliance Trust Co.
ExpertPlan, Inc.                                              Reliastar Life Insurance Company
FASCore LLC                                                   Robert W Baird & Co.
Ferris Baker Watts, Inc.                                      RSM McGladrey
Fidelity                                                      Scott & Stringfellow, Inc.
First Clearing LLC                                            Scottrade, Inc.
First Southwest Co.                                           Southwest Securities, Inc.
First Trust - Datalynx                                        Standard Insurance Co
First Trust Corp                                              Stanley, Hunt, Dupree & Rhine
Franklin Templeton                                            Stanton Group, Inc.
Geller Group                                                  Sterne Agee & Leach, Inc.
Great West Life                                               Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.                            Sun Trust Securities, Inc.
Hartford Life Insurance Co.                                   Symetra Financial Corp.
HD Vest Investment Services                                   T. Rowe Price
Hewitt Associates LLC                                         The 401k Company
HSBC Brokerage USA, Inc.                                      The Princeton Retirement Group Inc.
ICMA - RC Services                                            The Retirement Plan Company, LLC
Independent Plan Coordinators                                 TruSource Union Bank of CA
Ingham Group                                                  UBS Financial Services, Inc.
Interactive Retirement Systems                                Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)                US Clearing Co.
Janney Montgomery Scott, Inc.                                 USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.                                   USI Consulting Group
John Hancock                                                  VALIC Retirement Services
JP Morgan                                                     Vanguard Group
July Business Services                                        Wachovia
Kaufman & Goble                                               Web401K.com
Legend Equities Co.                                           Wedbush Morgan Securities
Legg Mason Wood Walker                                        Wells Fargo Bank
Lehman Brothers, Inc.                                         Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

                               VALUATION OF ASSETS

         The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The
Fund's net asset value per share is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

         The Fund's investments in Underlying Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Underlying
Funds at fair value. The Fund's investments in Underlying Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Underlying Fund. These Underlying Funds value their underlying investments in accordance with policies established by such Underlying Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Underlying Fund and are net of management and performance incentive fees or allocations payable to the
Underlying Fund Managers pursuant to the Underlying Funds' agreements. Where no value is readily available from an Underlying Fund or where a value is supplied by an Underlying Fund is deemed not to be indicative of its value, the
Underlying Fund will be valued at fair value as determined in good faith by the
Board or in accordance with the procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

         To the extent Underlying Fund Managers are engaged to manage the
Segregated Accounts, the Fund will value portfolio securities of the Segregated
Accounts managed by the Underlying Fund Managers as described below:

         Equity securities, puts, calls and futures traded on a U.S. securities exchange are valued as follows:

                  (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal
                      exchange on which they are traded, on that day, or

                  (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.

         Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

                  (1) at the last sale price available to the pricing service approved by the Board, or

                  (2) at the last sale price obtained by the Adviser from the report of the principal exchange on which the security is
                      traded at its last trading session on or immediately
                      before the valuation date, or

                  (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.

         The following securities are valued at the mean between the "bid" and
         "asked" prices determined by a pricing service approved by the Trustees or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

                  (1) debt instruments that have a maturity of more than 397 days when issued,

                  (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60
                      days,

                  (3) non-money market debt instruments that had a maturity of
                      397 days or less when issued and which have a remaining
                      maturity of 60 days or less, and

                  (4) puts, calls and futures that are not traded on an
                      exchange.

         Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

         Securities (including restricted securities) not having
         readily-available market quotations are valued at fair value determined under procedures established by the Trustees. If the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid"
         price if no "asked" price is available). The Fund's interests in
         Underlying Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Trustees. As described in the prospectus, with respect to its interests in Underlying Funds, the Fund will normally rely on valuation information provided by Underlying Fund Managers as being the "fair value" of such investments. The Trustees, however, will consider such information provided by Underlying Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by an Underlying Fund
         Manager does not represent the "fair value" of the Fund's interests in
         Underlying Funds.

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Board. The pricing service may use "matrix"
         comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved
         (such as the tax-exempt status of the interest paid by municipal securities). The Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

                  KPMG LLP has been appointed the Independent Registered Public
Accounting Firm to the Fund for the fiscal years 2008 and 2007, replacing the independent registered public accounting firm that served in that capacity to the Fund until the conclusion of the fiscal 2006 audit. For the fiscal years
2008 and 2007, KPMG LLP audited the Fund's financial statements and performed other related audit services. KPMG LLP also acts as the independent registered public accounting firm for the Adviser and certain other funds advised by the
Adviser and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

                  Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the
Americas, New York, New York 10036 acts as Fund Counsel and Independent Trustees
Counsel.

                                    CUSTODIAN

         Citibank, N.A. serves as the custodian of the Fund's assets. The custodian may maintain custody of the Fund's assets with domestic and non-U.S.
subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the
Adviser or the Sub-Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 111 Wall Street, New
York, New York 10005.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of June 30, 2008, the Adviser owned approximately 0.15% of the shares of the Fund. The Adviser is a corporation organized under the laws of
Colorado and maintains its principal office at Two World Financial Center, 225
Liberty Street, New York, New York 10281-1008.

         Any shareholder that holds more than 25% of the Shares may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

         In addition, as of June 30, 2008, the following persons are all of the other persons who own of record or are known by the Fund to own beneficially 5%
or more of the outstanding Shares of the Fund.

------------------------------------------------------ ------------------------------------------- -------------------
Name                                                   Address                                         Percentage
                                                                                                       of Shares
                                                                                                         Owned
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Mass Mutual Pension Plan - Alternate  Investment Pool  1500 Main Street                            25.29%
- SB25                                                 Springfield, Massachusetts 01115
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Memorial Hermann Healthcare System Pension Plan        9401 Southwest Freeway                        5.88%
                                                       Houston, TX 77074
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Boehringer Ingelheim Corporation and its Affiliates    900 Ridgebury Road                          10.54%
Master Investment Trust                                Ridgefield, Connecticut 06877
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Seattle City Employees' Retirement System              801 Third Avenue, Suite 300                 14.41%
                                                       Seattle, Washington 98104
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Central Pacific Bank Custodian FBO Hawaii Carpenters   1199 Dillingham Blvd., #200                   7.20%
Financial Security Fund                                Honolulu, Hawaii 96817
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
Wachovia Bank N.A. as Trustee for The American         991 ACP Financial Center                    14.72%
Express Retirement Plan                                Minneapolis, Minnesota 55474
------------------------------------------------------ ------------------------------------------- -------------------
------------------------------------------------------ ------------------------------------------- -------------------
The Community Investment Group                         55 Fifth Street, Suite 600                    9.06%
                                                       Saint Paul, Minnesota 55101
------------------------------------------------------ ------------------------------------------- -------------------

                         SUMMARY OF DECLARATION OF TRUST

         The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's Registration
Statement.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

         All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable thereafter. Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Fund or the
Trustees.

         Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund.
Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of
Trustee or of such officer hereunder.

         Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liability as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

                        TERM, DISSOLUTION AND LIQUIDATION

         The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of
Trust.

         Upon the occurrence of any event of dissolution, the Board or the
Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the
Fund and liquidating its assets.

         Upon the dissolution of the Fund, its assets are to be distributed (1)
first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and
(2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the shareholders in facilitating an orderly liquidation.

VOTING

         Each shareholder has the right to cast a number of votes equal to the number of shares owned at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund's investment advisory agreement, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of shareholders on any such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO SHAREHOLDERS

         The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment
Company Act. Quarterly reports from the Adviser or the Sub-Adviser regarding the
Fund's operations during each fiscal quarter also will be sent to shareholders.

FISCAL YEAR

         For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31st. For tax purposes, the Fund adopted the 12-month period ending March 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

         Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. In addition to standardized return performance, cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

         The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

         Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

         The Fund's audited financial statements for the year ended March 31,
2008 immediately follow.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT CORE STRATEGIES HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI
Tremont Core Strategies Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended
March 31, 2007 were audited by another independent registered public accounting firm whose report dated May 22, 2006 expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2008, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of
OFI Tremont Core Strategies Hedge Fund at March 31, 2008, the results of its operations and cash flows for the year then ended and the changes in net assets and financial highlights for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

[-s- KPMG LLP]

KPMG LLP

New York, New York
May 27, 2008

                    25 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS March 31, 2008
--------------------------------------------------------------------------------

                                                                                             % OF
                                                                                    FAIR      NET                    ACQUISITION
                                                                   COST            VALUE   ASSETS   LIQUIDITY 1           DATE 2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE ARBITRAGE
Quattro Offshore Fund, Ltd.                               $   5,537,701   $    5,119,532      2.8%  Quarterly              10/07
----------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS
Quorum Fund Ltd.                                                600,000        2,498,526      1.3   Monthly                01/06
ARX Brazil Fund--Long Short                                   1,000,000        1,032,248      0.6   Monthly                10/07
ARX Brazil Fund SPC Multistrategy                             2,000,000        2,004,244      1.1   Monthly                10/07
Black River Emerging Markets Credit Opportunity
Fund Ltd.                                                       825,546          825,546      0.4   Semi-Annually          03/08 4
Golden China Fund                                             1,068,194          696,766      0.4   Monthly                11/07
LAPP Opportunity Fund Ltd.                                    2,000,000        1,695,963      0.9   Monthly                10/07
                                                          ---------------------------------------
TOTAL EMERGING MARKETS                                        7,493,740        8,753,293      4.7
----------------------------------------------------------------------------------------------------------------------------------

EQUITY MARKET NEUTRAL
Barclays Global Investors The 32 Capital Fund Ltd.              975,002        2,884,580      1.6   Monthly          01/03-01/04
Menta Global Offshore Ltd.                                    3,750,000        3,391,966      1.8   Monthly                08/07
O'Connor Global Fundamental Market Neutral
Long/Short Ltd.                                               2,500,000        6,291,498      3.4   Monthly          04/05-07/06
                                                          ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                   7,225,002       12,568,044      6.8
----------------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN
Ahab International Ltd.                                       5,500,000        5,028,554      2.7   Quarterly              01/08
Avenue Asia International Ltd.                                4,585,366        4,538,883      2.5   Illiquid 3             01/06
Courage Special Situations Offshore Fund Ltd.                 2,108,190        2,108,190      1.1   Annually               03/08 4
GoldenTree Credit Opportunities Ltd.                          2,895,579        4,492,215      2.4   Semi-Annually          01/05
Halcyon Structured Opportunities Offshore Fund Ltd.           5,335,620        4,872,374      2.6   Quarterly              01/08 5
Highland Crusader Fund II Ltd.                                2,000,000        3,942,240      2.1   Semi-Annually          09/05
Jana Offshore Partners Fund Ltd.                              5,750,000        5,428,888      2.9   Quarterly        07/07-02/08
Lispenard Street Credit Fund Ltd.                             2,700,000        2,350,741      1.3   Monthly                10/07
Magnetar Risk Linked Fund Ltd.                                3,091,259        3,365,035      1.8   Semi-Annually    02/07-03/08 5
Oceanwood Global Opportunities Fund Ltd.                      5,000,000        4,902,143      2.6   Quarterly              02/07
Perry Partners L.P.                                             327,643        1,188,205      0.6   Illiquid 3       02/05-03/08 5
Third Point Partners, L.P.                                           --           87,359      0.1   Illiquid 3       10/04-04/05
SOLA I                                                        2,750,000        2,686,569      1.4   Quarterly              01/08
                                                          ---------------------------------------
TOTAL EVENT DRIVEN                                           42,043,657       44,991,396     24.1
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME ARBITRAGE
Endeavour Fund II Ltd.                                        6,479,908        4,679,047      2.5   Quarterly        01/08-03/08 5
Obsidian Fund (Offshore) Ltd.                                 2,000,000        1,991,808      1.1   Quarterly              01/08
Mariner--Tricadia Credit Strategies Fund Ltd.                        --        3,345,564      1.8   Quarterly              05/05
Prologue Feeder Fund Ltd.                                     2,600,000        2,578,680      1.4   Quarterly              03/08
                                                          ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                 11,079,908       12,595,099      6.8
----------------------------------------------------------------------------------------------------------------------------------

GLOBAL MACRO
Clarium Capital Fund Ltd.                                     2,000,000        2,302,000      1.2   Quarterly              01/08
Drawbridge Global Macro Fund Ltd.                             5,500,000        5,474,409      2.9   Quarterly              01/08
Galtere International Fund Ltd.                               5,500,000        6,086,675      3.3   Quarterly              01/08
                                                          ---------------------------------------
TOTAL GLOBAL MACRO                                           13,000,000       13,863,084      7.4
----------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY
Delta Fund Europe Ltd.                                        3,250,000        5,365,648      2.9   Quarterly              01/06
Endeavour Capital Offshore Fund Ltd.                          3,294,833        5,943,739      3.2   Quarterly              01/06
Hayground Cove Overseas Partners Ltd.                         3,000,000        4,648,634      2.5   Monthly          11/04-01/05
Highline Capital International Ltd.                           6,000,000        5,904,562      3.2   Quarterly              01/08
Kinetics Fund, Inc.                                                  --        1,942,988      1.0   Monthly                04/04
MBAM Jandakot Fund                                            2,000,000        2,068,256      1.1   Monthly                08/07
S.W. Mitchell European Fund                                   2,500,000        2,000,232      1.1   Monthly                10/07
Sandler Offshore Fund Inc.                                    5,350,000        5,301,808      2.9   Monthly          12/07-02/08
TCS Capital International Ltd.                                1,500,000        3,779,837      2.0   Quarterly              01/06

                  11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                             % OF
                                                                                    FAIR      NET                    ACQUISITION
                                                                   COST            VALUE   ASSETS   LIQUIDITY 1           DATE 2
----------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY Continued
WF Japan Fund Ltd.                                        $   5,000,000   $    4,061,000      2.2%  Monthly                02/06
                                                          ---------------------------------------
TOTAL LONG/SHORT EQUITY                                      31,894,833       41,016,704     22.1
----------------------------------------------------------------------------------------------------------------------------------

MANAGED FUTURES
Blenheim Global Markets Fund Ltd.                             4,006,808        5,792,505      3.1   Monthly                06/06
BlueTrend Fund Ltd.                                           5,500,000        6,589,903      3.5   Monthly                01/08
Crabel Fund Ltd.                                              5,500,000        5,887,110      3.2   Monthly                01/08
                                                          ---------------------------------------
TOTAL MANAGED FUTURES                                        15,006,808       18,269,518      9.8
----------------------------------------------------------------------------------------------------------------------------------

MULTI STRATEGY
Canyon Value Realization Fund Ltd.                            5,500,000        5,240,977      2.8   Monthly                01/08
D.E. Shaw Composite International Fund                          601,999        2,225,533      1.2   Illiquid 3       01/06-03/08 5
Highbridge Asia Opportunities Fund Ltd.                       3,000,000        4,525,460      2.4   Quarterly              02/06
Shepherd Investments International Ltd.                       3,963,267        3,907,662      2.1   Quarterly        02/08-03/08 5
Stark Investments L.P.                                          685,528          685,528      0.4   Illiquid 3             03/08 4
                                                          ---------------------------------------
TOTAL MULTI STRATEGY                                         13,750,794       16,585,160      8.9
                                                          ---------------------------------------
Total Investments in Investment Funds                       147,032,443      173,761,830     93.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------------------------------------------------

Familymeds Group, Inc. (17,079 shares) Exp. 10/02/08 6           16,524               --      0.0
                                                          ---------------------------------------
Total Investments in Investment Funds and Warrants          147,048,967      173,761,830     93.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------

Citibank II Money Market Deposit Account                      2,547,534        2,547,534     93.4
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
CASH EQUIVALENTS                                          $ 149,596,501      176,309,364     94.8
                                                          =============
OTHER ASSETS IN EXCESS OF LIABILITIES                                          9,619,373      5.2
                                                                          -----------------------
NET ASSETS                                                                $  185,928,737    100.0%
                                                                          =======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

3. The Fund has placed a full redemption request with respect to its investment in this investment Fund. The Fund will receive its redemption proceeds following the sale of certain securities held by the Investment Fund. The value of the
Fund's investment will fluctuate, based on market conditions, until the
Investment Fund completes the sale of these securities.

4. Investment in investment fund acquired on March 31, 2008 as a result of merger with OFI Tremont Market Neutral Hedge Fund. See note 3 of the accompanying notes.

5. Additional investment in investment fund acquired on March 31, 2008 as a result of merger with OFI Tremont Market Neutral Hedge Fund. See note 3 of the accompanying notes.

6. Warrants received as a result of an in-kind redemption are illiquid. See Note
9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------

Investments in investment funds, at fair value (cost $147,048,967)                                      $    173,761,830
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                                      2,547,534
--------------------------------------------------------------------------------------------------------------------------

Receivables and other assets:
Investment funds sold                                                                                         33,259,448
Investments in investment fund made in advance                                                                 2,500,000
Receivable from Adviser                                                                                           73,453
Other assets                                                                                                      80,284
                                                                                                        ------------------
Total assets                                                                                                 212,222,549
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------------

Payables:
Shareholder redemption                                                                                        25,648,386
Management fee                                                                                                   458,308
Administration fee                                                                                                53,423
Professional fees                                                                                                 26,480
Trustees' fees and expenses                                                                                        5,000
Miscellaneous fees                                                                                               102,215
                                                                                                        ------------------
Total liabilities                                                                                             26,293,812

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $    185,928,737
                                                                                                        ==================
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)              $            224
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                   214,584,057
--------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                              (45,352,084)
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment funds and securities                                             (10,016,323)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investment funds and securities                                                26,712,863
                                                                                                        ------------------
NET ASSETS                                                                                              $    185,928,737
                                                                                                        ==================
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------

(based on net assets of $185,928,737 and 224,113.947 shares of beneficial interest outstanding)         $         829.62

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  13 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------

Interest                                                                                                $        297,483

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------------------------

Management fee                                                                                                 2,874,185
--------------------------------------------------------------------------------------------------------------------------
Administration fee                                                                                               287,454
--------------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                                  58,584
--------------------------------------------------------------------------------------------------------------------------
Professional fees                                                                                                 45,380
--------------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                 40,898
--------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                          258
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous fees                                                                                               106,368
                                                                                                        ------------------
Total expenses                                                                                                 3,413,127
Less: Waiver of expenses by the Adviser                                                                         (574,178)
                                                                                                        ------------------
Net expenses                                                                                                   2,838,949

--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                           (2,541,466)

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------

Net realized gain on investment funds and other investments                                                   27,849,283
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on investment funds and other investments               (23,990,055)

--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $      1,317,762
                                                                                                        ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  14 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                  2008               2007
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------

Net investment loss                                                                        $    (2,541,466)   $    (2,781,265)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                               27,849,283          6,741,175
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation)                                           (23,990,055)        13,675,913
                                                                                           ------------------------------------
Net increase in net assets resulting from operations                                             1,317,762         17,635,823
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment income                                                           (11,971,230)       (31,000,580)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                           (10,305,889)        (4,910,174)
-------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                             (10,430,850)       (11,261,308)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest transactions                      24,153,799         14,124,243
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

Total decrease                                                                                  (7,236,408)       (15,411,996)
-------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                              193,165,145        208,577,141
                                                                                           ------------------------------------
End of year (including accumulated net investment loss of $45,352,084 and $40,216,761,
respectively)                                                                              $   185,928,737    $   193,165,145
                                                                                           ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  15 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                                                    $      1,317,762
--------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on investment funds                                                                        (27,849,283)
Net change in unrealized appreciation on investments                                                          23,990,055
Purchases of investment funds                                                                               (100,322,011)
Proceeds from sales of investment funds                                                                      131,362,740
Decrease in receivable for investment funds sold                                                              22,637,396
Increase in investment in investment funds made in advance                                                    (2,500,000)
Increase in other assets                                                                                         (14,132)
Increase in receivable from Adviser                                                                               (6,139)
Decrease in management fee payable                                                                              (123,731)
Decrease in administration fee payable                                                                           (11,737)
Decrease in professional fees payable                                                                            (15,878)
Decrease in Trustees' fees and expenses payable                                                                   (7,860)
Increase in miscellaneous fees payable                                                                            50,849
                                                                                                        ------------------
Net cash provided by operating activities                                                                     48,508,031

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------

Proceeds from bank borrowings                                                                                 48,500,000
Payments on bank borrowings                                                                                  (48,500,000)
Proceeds from shares of beneficial interest sold                                                               7,001,001
Payments of shares of beneficial interest redeemed                                                           (59,705,142)
                                                                                                        ------------------
Net cash used in financing activities                                                                        (52,704,141)
--------------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                                     (4,196,110)
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                                 1,896,108
Acquistion of cash and cash equivalents from OFI Tremont Market Neutral Hedge Fund                             4,847,536
                                                                                                        ------------------
Cash and cash equivalents at end of year                                                                $      2,547,534
                                                                                                        ==================

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of purchases from an in-kind distribution of securities of $78,222.
Non-cash financing activities not included herein consist of reinvestment of dividends distributions of $32,707,969.
Cash paid for interest on bank borrowings -- $58,584.

Non-cash operating activities not included herin as a result of the acquistion of OFI Tremont Market Neutral Hedge Fund (see Note 3) consist of:
Purchases of investments in investment funds of $9,652,843.
Purchases of receivables from investment funds sold of $21,655,688.
Purchases of receivable from adviser of $18,500.
Purchase of other assets of $16,517.
Purchase of shareholder redemptions of $23,075,644.
Purchase of management fee payable of $65,082.
Purchase of administration fees of $8,804.
Purchase of professional fee payable of $120.
Purchase of Trustees' fees payable of $952.
Purchase of miscellaneous fees payable $25,990.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  16 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                            2008         2007           2006           2005          2004
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $    965.60   $ 1,086.41    $  1,008.24    $  1,037.32    $ 1,021.95
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 1                                         (12.55)      (13.66)        (14.22)        (15.58)       (17.82)
Net realized and unrealized gain                               44.90       124.45         115.14          52.77         82.47
                                                         ----------------------------------------------------------------------
Total income from investment operations                        32.35       110.79         100.92          37.19         64.65
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (61.61)     (152.20)            --         (13.05)        (7.16)
Distributions from net realized gain                          (53.04)      (24.11)        (22.75)        (16.41)       (12.66)
Tax return of capital distribution                            (53.68)      (55.29)            --         (36.81)       (29.46)
                                                         ----------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (168.33)     (231.60)        (22.75)        (66.27)       (49.28)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    829.62   $   965.60    $  1,086.41    $  1,008.24    $ 1,037.32
                                                         ======================================================================

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                              0.18%        8.54%         10.12%          3.27%         6.22%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                 $   185,929   $  193,165    $   208,577    $   240,069    $  105,484
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                            (1.34)%      (1.28)%        (1.35)%        (1.45)%       (1.71)%
Total expenses                                                  1.80%        1.78%         (1.82)%         1.78%         1.89%
Expenses, net of waiver of expenses by the Adviser              1.50%        1.48%          1.45%          1.48%         1.75%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 4                                         55%          12%            42%            48%           38%

1. Based on average shares outstanding during each period.

2. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  17 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Core Strategies Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

      OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory
Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The
Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Sub-Adviser are registered as investment advisers under the
Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares.
Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the
Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The
Fund's Board will establish the amount of shares that the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S.
generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.
Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                   18 | OFI TREMONT CORE STRATEGIES HEDGE FUND

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the
Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the
Investment Fund will be valued at fair value as determined in good faith by the
Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the
Statement of Operations. Realized gains and losses on withdrawals from
Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and
other types of expenses as may be approved from time to time by the Board.
Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund intends to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

                   19 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                   BASED ON COST
                                                               OF SECURITIES AND
UNDISTRIBUTED NET   UNDISTRIBUTED                          OTHER INVESTMENTS FOR
INVESTMENT              LONG-TERM       ACCUMULATED LOSS          FEDERAL INCOME
INCOME                       GAIN   CARRYFORWARD 1,2,3,4            TAX PURPOSES
--------------------------------------------------------------------------------

$              --   $          --   $          5,445,813   $          23,209,731

1. The Fund had $507,416 of post-October foreign currency losses which were deferred.

2. The Fund had $4,938,397 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended March 31, 2007, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of the
Fund were unaffected by the reclassifications.

                    REDUCTION TO      REDUCTION TO
                     ACCUMULATED   ACCUMULATED NET
REDUCTION TO      NET INVESTMENT     REALIZED GAIN
PAID-IN CAPITAL             LOSS    ON INVESTMENTS
--------------------------------------------------

$     1,279,165   $   19,808,223   $    18,529,058

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

                                  YEAR ENDED       YEAR ENDED
                              MARCH 31, 2008   MARCH 31, 2007
-------------------------------------------------------------

Distributions paid from:
Ordinary income               $   15,156,859   $   34,109,470
Long-term capital gain             7,120,260        1,801,284
Return of capital                 10,430,850       11,261,308
                              -------------------------------
Total                         $   32,707,969   $   47,172,062
                              ===============================

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition,

                   20 | OFI TREMONT CORE STRATEGIES HEDGE FUND

the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1.
The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2008 as noted below.

Federal tax cost of investment funds     $    196,971,561
                                         ================
Gross unrealized appreciation            $             --
Gross unrealized depreciation                 (23,209,731)
                                         ----------------
Net unrealized depreciation              $    (23,209,731)
                                         ================

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates fair value.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. ACQUISITION OF OFI TREMONT MARKET NEUTRAL HEDGE FUND

On March 31, 2008, the Fund acquired all of the net assets of OFI Tremont Market
Neutral Hedge Fund, pursuant to an Agreement and Plan of Reorganization approved by the OFI Tremont Market Neutral shareholders on March 21, 2008. The Fund issued 15,687.29 shares (at an exchange ratio of 0.88748 of the Fund's shares to one share of OFI Tremont Market Neutral Hedge Fund), valued at $13,014,494 in exchange for the net assets, resulting in combined net assets of $185,928,737 on
March 31, 2008. The exchange qualified as a taxable exchange for federal income tax purposes. The Fund's net assets immediately prior to the acquisition were
$172,914,243. The Adviser voluntarily agreed to reimburse the Fund for its costs associated with the merger in the amount of $18,500.

--------------------------------------------------------------------------------
4. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT FEES.

As compensation for services provided by the Adviser under the Advisory
Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee")
computed at an annual rate of 1.50% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). As of May 1, 2004 the Fund's Adviser began waiving a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25%
of the aggregate value of outstanding shares determined as of the last business day of the month (before any repurchases of shares). That undertaking may be amended or withdrawn at any time. For the year ended March 31, 2008, the
Management Fee incurred by the Fund was $2,874,185 and the Adviser waived
$479,031 in connection with its voluntary undertaking. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the
Adviser pursuant to the Advisory Agreement. The fee is payable to the
Sub-Adviser by the Adviser and not the Fund.

                        21 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT FEES.
Continued

      Effective April 1, 2004, the Adviser has voluntarily undertaken to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking may be amended or withdrawn at any time without notice to shareholders. For the year ended March 31, 2008, the Adviser waived additional management fees in the amount of $95,147 in connection with this voluntary undertaking.

--------------------------------------------------------------------------------
ADMINISTRATION FEES. Under the terms of an administration agreement (the
"Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the
"Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31,
2008, the Administration Fee incurred by the Fund was $287,454. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the
Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed
0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

--------------------------------------------------------------------------------
OFI SHARES. OFI owned 324.062 and 138.770 shares of the Fund, valued at $253,702 and $133,996, respectively, as of March 31, 2008 and March 31, 2007.

--------------------------------------------------------------------------------
DISTRIBUTOR. Under the General Distributor's Agreement with the Fund,
OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the
Sub-Adviser.

--------------------------------------------------------------------------------
TRUSTEE'S COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer.
Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

      The Fund has adopted an unfunded retirement plan (the "Plan") for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze
Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the
Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Fund's projected benefit obligations were increased by $4,733 and payments of $5,008 were made to retired trustees, resulting in an accumulated liability of $951 as of March 31, 2008.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Asset and Liabilities.
Deferral of trustees' fees under the

                   22 | OFI TREMONT CORE STRATEGIES HEDGE FUND

plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

--------------------------------------------------------------------------------
5. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED MARCH 31, 2008     YEAR ENDED MARCH 31, 2007
                                       SHARES          AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------------

Subscriptions                       7,036.536   $   7,001,001    22,404.487   $  23,874,072
Shares issued in connection
  with acquisition of
   OFI Tremont Market Neutral
    Hedge Fund--see Note 3         15,687.292      13,014,494            --              --
Dividends and/or distributions
  reinvested                       32,255.107      32,707,969    42,028.224      47,172,062
Redemptions                       (30,912.438)    (28,569,665)  (56,372.107)    (56,921,891)
                                 ------------------------------------------------------------
Net increase                       24,066.497   $  24,153,799     8,060.604   $  14,124,243
                                 ============================================================

--------------------------------------------------------------------------------
6. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2008, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment and subject to certain other terms and conditions as set forth in the
Investment Funds' offering documents. Information related to each Investment
Fund is included on the Statement of Investments. At March 31, 2008, the Fund
had approximately 4.00% of capital invested in Investment Funds with remaining lock-up provisions extending beyond one year from March 31, 2008.

      For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of Investment Funds and securities were $109,974,854 and
$131,362,740 respectively.

--------------------------------------------------------------------------------
7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts.

      The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
8. BORROWINGS

The Fund may borrow in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      For the period April 1, 2007 to March 14, 2008, the Fund had a Credit
Agreement with the Bank of Nova Scotia which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permitted borrowings of up to $60,000,000, collectively. The borrowings of any single fund under the credit facility were limited to 15% of its net assets. The
Fund agreed to pay the Bank of Nova Scotia interest on the committed, unsecured credit facility at rates that referenced the Federal Funds or LIBOR rates. The committed, unsecured credit facility also required a fee to be paid by the Fund, based on its pro rate share of the average unutilized amount of the credit facility. Effective March 14, 2008, the Fund closed its Credit Agreement with the Bank of Nova Scotia.

                   23 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. BORROWINGS Continued

      For the year ended March 31, 2008, the average daily borrowed balance of the Fund was $1,073,934 at an average daily interest rate of 5.33%. The Fund had no outstanding borrowings as of March 31, 2008. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately or as miscellaneous fees on the Statement of
Operations.

      Effective March 31, 2008, the Fund entered into a $27,000,000 committed, revolving line of credit with The Bank of New York. Under the credit line, the
Fund may borrow an amount that when combined with the other borrowings of the
Fund would not exceed 15% of its net assets. The Fund's borrowing capacity is also limited to the portion of the unused line of credit at any point in time.
The Fund has agreed to pay the Bank of New York interest on the revolving line of credit at rates that reference the Federal Funds or LIBOR rates. The expiration date of such credit agreement is March 27, 2009. The committed line of credit also requires a fee to be paid by the Fund based on the amount of the aggregate commitment which has not been utilized. The Fund had no borrowings outstanding at March 31, 2008.

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of March 31, 2008, investments in securities included
issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards
("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Adviser is evaluating the implications of
FAS157 and its impact on the amounts reported in the financial statements has not yet been determined; however, additional disclosures will be required about the inputs used to develop the measurement of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

                    24 | OFI TREMONT CORE STRATEGIES HEDGE FUND

OFI Tremont Core Strategies Hedge Fund
6803 South Tucson Way
Centennial, Colorado 80112
1.800.858.9826

Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Sub-Adviser
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Corporate Center at Rye
Rye, New York 10580
1.914.925.1140

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, NY 10005

Independent Registered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, New York 10154

Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

PX0482.001.0708